                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                OrNda HealthCorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                OrNda HealthCorp
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

     (4)  Proposed maximum aggregate value of transaction:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

---------------

(1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                           [LOGO ORNDA HEALTHCORP]

                                                                December 8, 1995

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of OrNda HealthCorp at 9:00 a.m., local time, on Friday, January 19, 1996 at the Hotel Inter-Continental, 111 East 48th Street, New York, New York.

     At the meeting, in addition to considering and acting on the matters described in the attached Proxy Statement, stockholders will have an opportunity to ask questions of general interest about the affairs of the Company that might be of interest to stockholders generally.

     I sincerely hope that you will join us on January 19.

                                          Very truly yours,

                                          /s/ Charles N. Martin, Jr.

                                          Charles N. Martin, Jr.
                                          Chairman of the Board, President
                                          and Chief Executive Officer

                             YOUR VOTE IS IMPORTANT
                    PLEASE SIGN, DATE AND RETURN YOUR PROXY

                                ORNDA HEALTHCORP
                              3401 WEST END AVENUE
                           NASHVILLE, TENNESSEE 37203
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD JANUARY 19, 1996
                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of OrNda HealthCorp (the "Company") will be held at the Hotel Inter-Continental, 111 East 48th Street, New York, New York, at 9:00 a.m., local time, on Friday, January 19, 1996, for the following purposes:

          1. To elect four Class III directors as members of the Board of Directors to serve until the 1999 annual meeting of stockholders or until their respective successors are duly elected and qualified;

          2. To consider and act upon a proposal to approve the adoption of the OrNda HealthCorp Employee Stock Purchase Plan;

          3. To consider and act upon a proposal to approve an amendment to the OrNda HealthCorp 1994 Management Equity Plan to increase the number of shares reserved for the grant of awards thereunder from 3,550,00 to 6,550,000;

          4. To consider and act upon a proposal to approve the adoption of the OrNda HealthCorp Outside Directors Stock Option Plan; and

          5. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on November 30, 1995 will be entitled to vote at the meeting.

                                          By Order of the Board of Directors,

                                          /s/ Ronald P. Soltman

                                          RONALD P. SOLTMAN
                                          Secretary

Nashville, Tennessee
December 8, 1995
                            ------------------------

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE
THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT TO THE COMPANY IN THE PREADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS OR HER PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT TO THE COMPANY'S SECRETARY, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                ORNDA HEALTHCORP
                              3401 WEST END AVENUE
                           NASHVILLE, TENNESSEE 37203

                                                                December 8, 1995
                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                    INFORMATION CONCERNING THE SOLICITATION

     This Proxy Statement and enclosed Proxy are being furnished to all holders of the common stock, par value $.01 per share (the "Common Stock"), of OrNda HealthCorp (the "Company"), a Delaware corporation, in connection with a solicitation of proxies in the form enclosed by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Friday, January 19, 1996, and at any adjournments thereof. The persons named as proxies were selected by the Board of Directors of the Company and are all executive officers of the Company.

     The Company anticipates first sending this Proxy Statement and the enclosed Proxy to its stockholders on or about December 11, 1995. The Company's Annual Report to Stockholders, which includes financial statements for the fiscal year ended August 31, 1995, is being concurrently mailed or delivered with this Proxy Statement to stockholders entitled to vote at the Annual Meeting. The Annual Report is not to be regarded as proxy soliciting material.

     The enclosed Proxy provides that each stockholder may specify that his or her shares be voted "FOR" the election of the named nominees to the Company's Board of Directors with provision to "WITHHOLD AUTHORITY" as to all nominees or any individual nominee or nominees; and voted "FOR", "AGAINST" or "ABSTAIN" from voting in respect of (i) the proposal to approve the adoption of the OrNda HealthCorp Employee Stock Purchase Plan, (ii) the proposal to approve an amendment to the OrNda HealthCorp 1994 Management Equity Plan and (iii) the proposal to approve the adoption of the OrNda HealthCorp Outside Directors Stock Option Plan. If properly executed and returned in time for the meeting, the enclosed Proxy will be voted as specified therein. EXCEPT WITH RESPECT TO BROKER NON-VOTES, WHERE A SIGNED PROXY IS RETURNED, BUT NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF EACH NAMED NOMINEE TO THE COMPANY'S BOARD OF DIRECTORS, "FOR" THE ADOPTION OF THE ORNDA HEALTHCORP EMPLOYEE STOCK PURCHASE PLAN, "FOR" THE AMENDMENT TO THE ORNDA HEALTHCORP 1994 MANAGEMENT EQUITY PLAN AND "FOR" THE ADOPTION OF THE ORNDA HEALTHCORP OUTSIDE DIRECTORS STOCK OPTION PLAN. In accordance with Delaware law, broker non-votes will not be counted and will be treated as not present for purposes of calculating the vote on a proposal for which no specification is made in the Proxy. Abstentions will be counted as present in tabulations of the votes cast on proposals presented to stockholders and have the effect of a vote "against" any matter as to which they are specified. Execution of a Proxy given in response to this solicitation will not affect a stockholder's right to attend the meeting and to vote in person. Presence at the meeting of a stockholder who has signed a Proxy does not alone revoke a Proxy. Any Proxy may be revoked by any stockholder who attends the Annual Meeting and gives oral notice of his or her intention to vote in person without compliance with any other formalities. Any stockholder who executes and returns a Proxy may revoke it by executing a subsequent Proxy or by giving written notice of revocation to the Secretary of the Company at any time before it is voted at the meeting.

     The Company has fixed the close of business on November 30, 1995 as the record date for determining the holders of its Common Stock who will be entitled to notice of and to vote at the meeting. On that date, the Company had issued and outstanding 57,790,372 shares of its Common Stock which are the only outstanding shares of capital stock of the Company having general voting rights. Holders of the Company's Common Stock are entitled to one vote for each share owned of record. Shares representing a majority of the votes entitled to be cast by the holders of the outstanding shares of Common Stock must be represented in person or by proxy at the Annual Meeting in order for a quorum to be present.

                        ITEM 1 -- ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation provides that the members of the Board of Directors of the Company shall be divided into three classes of equal or approximately equal number and that the number of directors constituting the Board of Directors shall from time to time be fixed and determined by a vote of a majority of the Company's whole Board of Directors serving at the time of such vote. The Board of Directors is presently comprised of nine members, with Class I consisting of three members, Class II consisting of two members and Class III consisting of four members. The Board of Directors has nominated Peter A. Joseph, Angus C. Littlejohn, Jr., Charles N. Martin, Jr. and John J. O'Shaughnessy for election as Class III directors at the Annual Meeting. All of the nominees are currently serving as Class III directors of the Company.

     Directors are elected by a plurality of the votes cast at the Annual Meeting by the holders of the shares present in person or represented by proxy at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by withholding authority or broker non-vote) have no impact in the election of directors, except to the extent the failure to vote for the individual results in another individual receiving a larger number of votes.

     Stockholders of the Company do not have cumulative voting rights with respect to the election of directors. It is the intention of the persons named in the enclosed form of Proxy to vote such Proxy "FOR" the election of the named nominees for Class III directorships unless authorization is withheld on the Proxy. Should any nominee be unable or unwilling to serve as a director, which is not anticipated, it is intended that the named proxies will vote for the election of such other person or persons as they, in their discretion, may choose.

INFORMATION AS TO DIRECTOR NOMINEES AND DIRECTORS

     The following table provides information as of December 8, 1995 with respect to each of the Company's directors and director nominees.

                                                                                      SERVED AS
                                                                                     DIRECTOR OF
                                                                                         THE
                            NAME                  AGE            POSITION           COMPANY SINCE
                            ----                  ---            --------           -------------
CLASS III -- NOMINEES FOR TERMS EXPIRING AT THE 1999 ANNUAL MEETING OF STOCKHOLDERS
Peter A. Joseph.................................  43             Director           October 1991
Angus C. Littlejohn, Jr.........................  45             Director           October 1991
Charles N. Martin, Jr...........................  52      Chairman of the Board     January 1992
John J. O'Shaughnessy...........................  51             Director           April 1994
CLASS I -- TERMS EXPIRING AT THE 1997 ANNUAL MEETING OF STOCKHOLDERS
Paul S. Levy....................................  48             Director           October 1991
John F. Nickoll.................................  60             Director           April 1994
M. Lee Pearce, M.D..............................  64             Director           March 1993
CLASS II -- TERMS EXPIRING AT THE 1998 ANNUAL MEETING OF STOCKHOLDERS
Richard A. Gilleland............................  51             Director           October 1991
Leonard Green...................................  69             Director           April 1992

     NOMINEES FOR ELECTION -- CLASS III DIRECTORS -- TERMS EXPIRING AT THE
                      1999 ANNUAL MEETING OF STOCKHOLDERS

     Peter A. Joseph has served as a director of the Company since October 1991. Mr. Joseph has been a general partner of JLL Associates L.P. ("JLL Associates"), which is the general partner of the Joseph Littlejohn & Levy Fund, L.P. (the "JLL Fund"), since November 1990 and a partner of Joseph Littlejohn and Levy ("JLL"), a merchant banking firm and the sponsor of the JLL Fund, since July 1987. Mr. Joseph has served as President of Lancer Industries, Inc. ("Lancer Industries"), an industrial holding company, since

April 1992 and as Secretary and a director of Lancer Industries since July 1989. Lancer Industries owns 100% of the capital stock of JLL Inc., which pursuant to contract manages the JLL Fund. Mr. Joseph is also a director of Fairfield Manufacturing Company, Inc. ("Fairfield") and Motor Wheel Corporation ("MWC").

     Angus C. Littlejohn, Jr. has served as a director of the Company since October 1991. Mr. Littlejohn has been a general partner of JLL Associates since November 1990 and a partner of JLL (and its predecessors) since July 1987. Mr. Littlejohn has served as Vice Chairman of Lancer Industries since April 1992 and as Chief Financial Officer and a director of Lancer Industries since July 1989. From July 1989 until April 1992, Mr. Littlejohn served as President of Lancer Industries. Mr. Littlejohn is also a director of Foodbrands America, Inc. ("Foodbrands"), Fairfield and MWC.

     Charles N. Martin, Jr. has served as Chairman of the Board of Directors, President and Chief Executive Officer of the Company since January 1992 except during the period April 1994 until August 1995 he was Chairman of the Board and Chief Executive Officer. Mr. Martin was President and Chief Operating Officer of Healthtrust, Inc., a hospital management company, from September 1987 until October 1991. From September 1980 to September 1987, Mr. Martin held a number of executive positions at Hospital Corporation of America, and from April 1987 to August 1987 served as a director of Hospital Corporation of America.

     John J. O'Shaughnessy has served as a director of the Company since April 1994. He has been President of Strategic Management Associates, Inc., a healthcare consulting firm in Washington, D.C., since 1988. From 1986 to 1988, he was Senior Vice President of the Greater New York Hospital Association, and from 1983 to 1986 he was Assistant Secretary for Management and Budget of the Department of Health and Human Services, Washington, D.C.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE
               ELECTION AS DIRECTORS OF THE NOMINEES NAMED ABOVE.
                            ------------------------

       INCUMBENT DIRECTORS -- CLASS I DIRECTORS -- TERMS EXPIRING AT THE
                      1997 ANNUAL MEETING OF STOCKHOLDERS

     Paul S. Levy has served as a director of the Company since October 1991. Mr. Levy has been a general partner of JLL Associates since November 1990 and a partner of JLL (and its predecessors) since May 1988. Mr. Levy has served as Chairman of the Board of Directors and Chief Executive Officer of Lancer Industries since July 1989. Mr. Levy is also a director of Fairfield, Foodbrands and MWC.

     John F. Nickoll has served as a director of the Company since April 1994. He has been Chairman of the Board of Directors, President and Chief Executive Officer of The Foothill Group, Inc. ("Foothill"), an asset-based lender and asset management company, since October 31, 1995. From 1984 to October 1995 Mr. Nickoll was President, Vice Chairman of the Board of Directors, Co-Chief Executive Officer and Chief Operating Officer of Foothill. From 1977 to 1984, he was President and Vice Chairman of the Board of Directors of Foothill and from 1970 to 1976, he was Executive Vice President and Vice Chairman of the Board of Directors of Foothill. Mr. Nickoll also is a director of CIM-High Yield Securities, Inc., Precision Aerotech, Inc. and Regency Health Services.

     M. Lee Pearce, M.D. has served as a director of the Company since March 1993. Dr. Pearce is and has been for the last five years a private investor. Dr. Pearce also serves as a director of IVAX Corporation.

       INCUMBENT DIRECTORS -- CLASS II DIRECTORS -- TERMS EXPIRING AT THE
                      1998 ANNUAL MEETING OF STOCKHOLDERS

     Richard A. Gilleland has served as a director of the Company since October 1991. Mr. Gilleland has been the President and Chief Executive Officer of AMSCO International, Inc.("AMSCO"), a manufacturer of medical sterilizers, since July 1995. Prior thereto, Mr. Gilleland was Chairman, President and Chief Executive Officer of Kendall International, Inc. ("Kendall"), a manufacturer of healthcare supplies, from July 1990 to October 1994 and President and Chief Executive Officer of Kendall from October 1994 until July 1995. Mr. Gilleland was also Chairman and Chief Executive Officer of American Medical International,

Inc. from January 1989 to November 1989 and of Intermedics, Inc. from August 1986 to January 1989. Mr. Gilleland is also a director of AMSCO, Physicians Resource Group and Tyco International, Ltd.

     Leonard Green has served as a director of the Company since April 1992. Mr. Green has been President and Chief Executive Officer of Green Management and Investment Co., a private investment management company, since 1985. From 1980 to 1985, Mr. Green served as President and Chief Executive Officer of Yuma Management Corp., the general partner of Universal Home Health Care Associates, which was subsequently merged into Quality Care, Inc., a home health care company. Mr. Green is also a director of Apria Healthcare Group, Inc. and Nu-Tech Bio-Med, Inc.
                            ------------------------

     In connection with the October 15, 1991 recapitalization of the Company (the "Recapitalization") and pursuant to the Amended and Restated Stock Purchase Agreement dated as of May 14, 1991 and amended and restated as of August 6, 1991, as amended by the First Amendment thereto dated October 14, 1991 (the "Stock Purchase Agreement") between the JLL Fund and the Company, the Company agreed that upon consummation of the Recapitalization that its Board of Directors would consist of the following persons, serving in the following classes: Class I -- David L. Lee, Jay Rodney Reese and Paul S. Levy; Class II -- Yvonne V. Cliff, Richard A. Gilleland and Jack O'Callaghan; and Class
III -- Peter A. Joseph, Angus C. Littlejohn, Jr. and Bryan P. Marsal. Mr. Marsal resigned as a director of the Company in July 1992, Mr. Lee resigned in November 1993, Mr. O'Callaghan resigned in April 1994, Mr. Reese was not nominated to serve as a Class I director at the 1994 Annual Meeting of Stockholders and Ms. Cliff resigned in August 1995. In addition, the Company agreed pursuant to the Stock Purchase Agreement that so long as the JLL Fund holds any of the Common Stock or the Company's Redeemable Convertible Preferred Stock, par value $.01 per share, acquired in connection with the Recapitalization, the JLL Fund will have the right to nominate one director to the Board of Directors of the Company. Peter A. Joseph is currently serving as such nominee.

     Dr. M. Lee Pearce was nominated and elected to the Board of Directors at its 1994 Annual Meeting of Stockholders for a term expiring at its 1997 Annual Meeting of Stockholders pursuant to a March 1993 agreement (the "Pearce Stockholders Agreement") that provides, among other things, that during the term of the Pearce Stockholders Agreement and for so long as Dr. Pearce remains the "beneficial owner" (as defined in Rule 13d-3(a) under the Securities Exchange Act of 1934, as amended) of not less than 5% of the issued and outstanding shares of the Company's Common Stock, the Company will nominate Dr. Pearce for election as a member of its Board of Directors and will use its best efforts to cause Dr. Pearce to be so elected. In addition, Mr. Charles N. Martin, Jr. and JLL agreed therein to vote at any meeting at which Dr. Pearce stands for election as a member of the Board of Directors of the Company all of the shares of the Company's Common Stock owned by them in favor of such election. The Pearce Stockholders Agreement also provides that in the event that Dr. Pearce ceases to be the beneficial owner of 5% or more of the issued and outstanding Common Stock of the Company, he shall resign his position as a member of the Board of Directors if requested by the Company. On April 19, 1994, Dr. Pearce ceased to have such 5% or more share ownership, but to date the Company has not requested his resignation from the Board and has no current plan to do so.

     Charles N. Martin, Jr. was first appointed to the Board of Directors in January 1992 pursuant to an employment agreement with the Company under which Mr. Martin agreed to serve as Chairman of the Board and Chief Executive Officer for five years until January 1997.

     John F. Nickoll and John J. O'Shaughnessy were appointed to the Company's Board of Directors in April 1994 pursuant to the Amended and Restated Agreement and Plan of Merger dated as of January 14, 1994, between the Company and American Healthcare Management, Inc. ("AHM") pursuant to which the Company acquired AHM in April 1994.

COMPENSATION OF DIRECTORS

     Each director who is neither a Company employee nor officer is entitled to receive $20,000 per year and each director is entitled to reimbursement for all out-of-pocket expenses to attend meetings. In addition, each member of a committee of the Board is entitled to receive $1,000 for each committee meeting he or she attends that is not held in conjunction with a meeting of the Board of Directors. It is proposed that non-employee directors receive stock options in respect of the Company's Common Stock. See Item 4 -- Adoption of Ornda Healthcorp Outside Directors Stock Option Plan.

THE BOARD OF DIRECTORS AND COMMITTEES

     During the fiscal year ended August 31, 1995, the Company's Board of Directors held six meetings. Also, there are three committees of the Board of Directors which assist the Board in discharging its responsibilities. These committees, their members and functions are discussed below.

     Each incumbent director attended during the fiscal year ended August 31, 1995 at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees on which the individual director served, except for Ms. Yvonne V. Cliff who attended
66 2/3% of such meetings. (Ms. Cliff resigned from the Board in August 1995.)

     The Audit, Ethics and Quality Assurance Committee is presently comprised of three directors: Angus C. Littlejohn, Jr. (Chairman), Leonard Green and John J. O'Shaughnessy, none of whom are officers or employees of the Company. Responsibilities of this Committee include to recommend the independent public accountants to be used by the Company and to review audit fees; to supervise matters relating to audit functions; to review audit results with the auditors; to review the scope and results of the Company's internal auditing procedures and the adequacy of the internal controls; to provide Board oversight to the Company's Corporate Compliance Program which was adopted to ensure that the highest ethical and conduct standards are met in the operation of the Company's business; and to ensure that the Company has implemented policies and procedures so that the Company's employees will act in full compliance with all applicable laws, regulations and Company policies. In the fiscal year ended August 31, 1995, this Committee met eight times.

     The Compensation Committee is presently comprised of three directors: Peter
A. Joseph (Chairman), Richard A. Gilleland and M. Lee Pearce, M.D., none of whom are officers or employees of the Company. Responsibilities of this Committee include approval of remuneration arrangements for executive management and directors, review of compensation plans relating to officers and directors, grants of stock options and other stock benefits under the Company's employee benefit plans and general review of the Company's employee compensation policies. In the fiscal year ended August 31, 1995, this Committee met four times.

     The Executive Committee is presently comprised of three directors: Charles
N. Martin, Jr. (Chairman), Richard A. Gilleland and Paul S. Levy. The Executive Committee is empowered to take any action which could otherwise be taken by the Board of Directors of the Company subject to the limitations provided under the Delaware General Corporation Law. In the fiscal year ended August 31, 1995, this Committee met one time.

     The Company has no standing Nominating Committee to nominate persons to be members of the Board of Directors.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information, as of November 30, 1995, concerning shares of the Company's Common Stock held by (a) each director or nominee for director of the Company, (b) each current or former executive officer of the Company named in the Summary Compensation Table (a "Named

Executive Officer") set forth below, (c) all directors and executive officers of the Company as a group and (d) each other stockholder owning beneficially at least 5% of the outstanding Common Stock.

                                                                 NUMBER OF
                                                                  SHARES
                                                               BENEFICIALLY        PERCENTAGE
                         DIRECTORS                               OWNED(A)        OWNERSHIP(B)(C)
-----------------------------------------------------------    -------------     ---------------
Richard A. Gilleland.......................................            0                  *
Leonard Green..............................................        2,000    (d)           *
Peter A. Joseph............................................    7,096,774    (e)        12.3%
Paul S. Levy...............................................    7,104,561    (e)        12.3%
Angus C. Littlejohn, Jr....................................    7,096,774    (e)        12.3%
Charles N. Martin, Jr......................................    2,450,000    (f)         4.1%
John F. Nickoll............................................    1,123,430    (g)         1.9%
John J. O'Shaughnessy......................................       36,000                  *
M. Lee Pearce, M.D. .......................................      940,000    (h)         1.6%
OTHER NAMED EXECUTIVE OFFICERS
Donald J. Amaral...........................................      160,000    (i)           *
Raymond Denson.............................................       92,282    (j)           *
Gale E. Gascho.............................................       24,000    (k)           *
Anthony C. Krayer..........................................       12,000    (l)           *
Keith B. Pitts.............................................      215,000    (m)           *
OTHER
All directors and executive officers as a group (21
  persons).................................................    12,121,370   (n)        20.3%
Joseph Littlejohn & Levy Fund, L.P.
  450 Lexington Avenue
  New York, NY 10017.......................................    7,096,774    (o)        12.3%

---------------

(a) Unless other indicated, each stockholder shown in the table has sole voting and investment power with respect to the shares beneficially owned. The number of shares shown as beneficially owned includes all options, warrants and convertible securities held by such person, entity or group which are exercisable or convertible within 60 days.
(b) The percentages of beneficial ownership as to each person, entity or group assume that all options, warrants and convertible securities held by such person, entity or group which are exercisable or convertible within 60 days, but not those held by others shown in the table, have been exercised or converted.
(c) An asterisk (*) in the table means percentage ownership of less than one percent. Percentages are calculated based on 57,790,372 shares of Common Stock outstanding as of November 30, 1995.
(d) The 2,000 shares are owned by Mr. Green's wife. Mr. Green disclaims beneficial ownership of such shares.
(e) Based on information set forth in the Schedule 13D Amendment No. 12 filing made by the JLL Fund and other reporting persons filed with the Securities and Exchange Commission on December 14, 1993. All of such shares, other than 7,787 shares beneficially owned by Mr. Levy, are owned by the JLL Fund. Messrs. Joseph, Levy and Littlejohn are officers and directors of Lancer Industries, limited partner of JLL Associates and the owner of 100% of the capital stock of JLL Inc. which pursuant to contract manages the JLL Fund. Messrs. Joseph, Levy and Littlejohn are each general partners of JLL Associates, which is the general partner of the JLL Fund. Except with respect to 7,787 shares owned by Mr. Levy, Messrs. Joseph, Levy and Littlejohn disclaim beneficial ownership of all of such shares.
(f)  Includes exercisable options in respect of 1,450,000 shares.
(g) Includes 1,093,932 shares beneficially owned by Foothill Partners, L.P. (of which Mr. Nickoll is a General Partner). Mr. Nickoll disclaims beneficial ownership of such shares in excess of his pecuniary interest therein. Mr. Nickoll is also the beneficial owner of 29,498 shares of Common Stock.
(h) Dr. Pearce has sole voting control over 240,000 of these shares which are owned by a charitable organization and as to which shares Dr. Pearce disclaims any beneficial ownership. By virtue of the Letter Agreement dated February 9, 1993 among Dr. Pearce, Mr. Rudy Noriega and the JLL Fund, the JLL Fund and Messrs. Joseph, Levy and Littlejohn may be deemed to have a beneficial ownership interest in such shares. Each of such persons has disclaimed beneficial ownership of such shares.

(i)  Includes exercisable options in respect of 160,000 shares.
(j)  Includes exercisable options in respect of 89,400 shares.
(k)  Includes exercisable options in respect of 24,000 shares.
(l)  Includes exercisable options in respect of 12,000 shares.
(m)  Includes exercisable options in respect of 210,000 shares.
(n) Includes exercisable options in respect of 1,893,541 shares. Excludes shares beneficially owned by Donald J. Amaral who resigned as a director and President and Chief Operating Officer of the Company on August 31, 1995.
(o) Messrs. Joseph, Levy and Littlejohn may be deemed to beneficially own such shares. Each of such persons has disclaimed beneficial ownership of such shares. See Note (e) above.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table sets forth, for the three fiscal years ended August 31, 1995, the compensation paid by the Company and its subsidiaries to the Company's Chief Executive Officer, its four other most highly compensated executive officers and one highly compensated former executive officer (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                                                       ------------
                                                                                          AWARDS
                                                     ANNUAL COMPENSATION               ------------
                                         -------------------------------------------    SECURITIES
                                                                        OTHER ANNUAL    UNDERLYING     ALL OTHER
                                         FISCAL                         COMPENSATION     OPTIONS      COMPENSATION
      NAME AND PRINCIPAL POSITION         YEAR    SALARY($)   BONUS($)     ($)(A)          (#)         ($)(A)(B)
---------------------------------------  ------   ---------   -------   ------------   ------------   ------------
CHARLES N. MARTIN, JR..................   1995     750,000    685,125           (c)             --          6,198
  Chairman of the Board, President and    1994     600,000    820,000     1,244,755      1,400,000          8,649
  Chief Executive Officer                 1993     500,000    250,000           (c)             --          7,652
KEITH B. PITTS.........................   1995     450,000    450,000           (c)             --          1,980
  Executive Vice President and Chief      1994     363,333    300,000       211,145        335,000          7,122
  Financial Officer                       1993     300,000    151,293           (c)             --             --
GALE E. GASCHO(D)......................   1995     320,000    192,000           (c)             --          2,327
  Senior Vice President -- Operations     1994      80,000     20,000           (c)         60,000             --
                                          1993          --         --            --             --             --
ANTHONY C. KRAYER(D)...................   1995     290,000    145,000           (c)             --          6,514
  Senior Vice President -- Acquisitions   1994     291,474         --           (c)         30,000          4,497
  and Development                         1993      43,077         --           (c)             --             --
RAYMOND DENSON.........................   1995     271,667    165,000           (c)             --          6,531
  Senior Vice President -- Operations     1994     256,667    100,000           (c)         55,000          7,869
                                          1993     232,000    156,250           (c)             --          5,122
DONALD J. AMARAL(D)....................   1995     550,000         --           (c)             --      3,199,689
  Former President and Chief Operating    1994     169,231    500,000       504,636        400,000          1,218
  Officer                                 1993          --         --            --             --             --

---------------

(a) Other Annual Compensation for Mr. Martin in 1994 includes $1,233,675 related to principal and accrued interest forgiven under a loan made by the Company to Mr. Martin pursuant to his January 15, 1992 employment agreement. See "Employment Contracts and Termination of Employment Arrangements" below commencing on page 14 of this Proxy Statement. Other Annual Compensation for Messrs. Amaral and Pitts in 1994 includes $500,000 and $200,000, respectively, in special relocation payments to reimburse each of them for losses on the sales of their residences in order for them to move to Nashville, Tennessee to commence employment with the Company. The 1994 loan forgiveness granted to Mr. Martin and the 1994 special relocation payments to Messrs. Amaral and Pitts were approved by the Compensation Committee of the Company's Board of Directors.
(b) The amounts disclosed under All Other Compensation in the Summary Compensation Table represent for the Named Executive Officers in fiscal 1995
    (i) the following amounts of the Company's matching contributions made under the Company's 401(k) Plan: Mr. Martin: $1,980; Mr. Pitts: $1,980; Mr.
    Gascho: $1,088.36; Mr. Krayer:

    $1,980; and Mr. Denson: $1,980; and (ii) the following amounts of insurance premiums paid by the Company with respect to group term life insurance: Mr.
    Martin: $4,218; Mr. Gascho: $1,238.40; Mr. Krayer: $4,534; Mr. Denson:
    $4,551; and Mr. Amaral: $1,479. Amounts disclosed for Mr. Amaral in fiscal 1995 also include an aggregate of $3,198,210 payable to Mr. Amaral during the period September 1, 1995 until August 31, 1997 made up of (i) $2,000,000 in cash severance pay; (ii) $5,629 in group health benefits and (iii) $1,192,581 in benefits under the Executive Investment Plan of Summit Health Ltd., a corporation which the Company acquired in April 1994. See "Employment Contracts and Termination of Employment Arrangements" below commencing on page 14 of this Proxy Statement.
(c) No such compensation was paid other than perquisites which have not been included because their aggregate value did not meet the reporting threshold of the lesser of $50,000 or 10 percent of salary plus bonus.
(d) Mr. Gascho's employment by the Company commenced on June 1, 1994. Mr. Krayer's employment by the Company commenced on July 1, 1993. Mr. Amaral's employment by the Company commenced on April 19, 1994 and ended on August 31, 1995.

STOCK OPTION GRANTS FISCAL YEAR 1995

     No stock options were granted to the Named Executive Officers during the fiscal year ended August 31, 1995.

STOCK OPTION EXERCISES, HOLDINGS AND YEAR-END VALUES

     The following table sets forth information with respect to the Named Executive Officers concerning their exercise of stock options during the fiscal year ended August 31, 1995 and in respect of the number and value of unexercised options held by each of them as of August 31, 1995.

                 AGGREGATE OPTION EXERCISES IN FISCAL YEAR 1995
                      AND OPTION VALUES AT AUGUST 31, 1995

                                                                  NUMBER OF SECURITIES
                                                                 UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                        SHARES                      OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS AT
                                       ACQUIRED      VALUE             YEAR-END(#)              FISCAL YEAR-END($)(A)
                                      ON EXERCISE   REALIZED   ---------------------------   ---------------------------
                NAME                      (#)         ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------------------- -----------   --------   -----------   -------------   -----------   -------------
Charles N. Martin, Jr................     -0-          -0-      1,450,000       700,000       10,800,000     3,675,000
Keith B. Pitts.......................     -0-          -0-        210,000       125,000        1,718,750       656,250
Gale E. Gascho.......................     -0-          -0-             --        60,000               --       315,000
Anthony C. Krayer....................     -0-          -0-             --        30,000               --       157,500
Raymond Denson.......................     -0-          -0-         67,400        55,000        1,082,282       288,750
Donald J. Amaral.....................     -0-          -0-             --       160,000               --       840,000

---------------

(a) The closing price for the Common Stock as reported by the Nasdaq National Market System on August 31, 1995, was $20.25. Value is calculated on the basis of the difference between the option exercise price and $20.25 multiplied by the number of shares of Common Stock underlying the options.

PERFORMANCE GRAPH

     The following Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                     PERFORMANCE GRAPH FOR ORNDA HEALTHCORP

                                    (GRAPH)

                                    Legend

Symbol     CRSP toatl Returns Index for:                 08/31/90      08/30/91      08/31/92      08/31/93    08/31/94    08/31/95
------     -----------------------------                 --------      --------      --------      --------    --------    --------
______  [] OrNda HealthCorp                              $100.0        $235.0        $170.0        $205.0       $305.0      $405.0

_..___  *  Nasdaq Stock Market (US Companies)             100.0         141.9         153.9         203.0        211.4       284.0

------  -  Nasdaq Health Services Stocks                  100.0         190.3         216.7         236.6        303.7       318.2
           SIC 8000-8099 US & Foreign


Notes:

A. The lines are derived from compounded daily returns that include all dividends.
B. The indexes are reweighed daily, using the market capitalization on the previous trading day.
C. If the interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.00 on 08/31/90.

     The Performance Graph above compares the cumulative total stockholder return on the Company's Common Stock for the five-years ending August 31, 1995, with the cumulative total returns set forth in the CRSP Total Returns Index for The Nasdaq Stock Market (U.S. Companies) and the CRSP Total Returns Index for Nasdaq Health Services Stocks over the same period. Since the Nasdaq Composite Index is not calculated on a total returns basis, The Center for Research in Securities Prices ("CRSP") at the University of Chicago, Graduate School of Business, has co-developed with The Nasdaq Stock Market historical total returns indexes for use by corporations traded on the Nasdaq National Market System. The CRSP Total

Returns Index for the Nasdaq Stock Market (U.S. Companies) is a total returns index comprising all domestic common shares traded on The Nasdaq National Market and The Nasdaq Small-Cap Market. The CRSP Total Returns Index for Nasdaq Health Services Stocks is an industry total returns index comprising the common shares of all corporations (U.S. and foreign) traded on The Nasdaq National Market having the Standard Industrial Classification Code ("SIC") 8000-8099 "Health Services". The Health Services SIC Code includes corporations primarily engaged in furnishing medical, surgical and other health services. Health maintenance organizations ("HMO's") are included, except those which limit their services to the provision of insurance against hospitalization or medical costs which are classified in the Insurance SIC Code. Also, along with hospital management companies, the Health Services SIC Code includes companies owning physician practices and clinics, skilled nursing home companies, intermediate care facility companies, companies owning medical laboratories, certain HMO's (as explained above), home health service companies and companies owning specialty outpatient clinics. The graph assumes $100 invested on August 31, 1990 in the Company's Common Stock, the CRSP Total Returns Index for Nasdaq Stock Market (U.S. Companies) and the CRSP Total Returns Index for Nasdaq Health Services Stocks.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

COMPENSATION POLICIES

     The Compensation Committee of the Board of Directors of the Company reviews and approves the compensation for all executive officers (those individuals at or above the Senior Vice President level), those officers of the Company at or above the Vice President level, all grants of options to purchase shares or other share rights under the Company's stock option or other compensation plans both to officers and non-officer key employees and general review of the Company's employee compensation policies. The Compensation Committee is composed exclusively of directors who are "disinterested persons" as defined by the Securities and Exchange Commission rules and its members are neither employees or former employees of the Company nor eligible to participate in any of the Company executive or other employee compensation programs.

     The Compensation Committee believes the most effective compensation program aligns the interests of stockholders and executives. The Company's primary objective is to provide quality health care while enhancing long-term stockholder value. The Compensation Committee is committed to a strong, positive link between the Company's strategic business goals and its compensation and benefit goals. The Company does not generally have contractual agreements of employment with its officers. The Company provides officers with a minimal number of perquisites.

     The primary compensation goal of the Compensation Committee is to maintain executive compensation at competitive levels which enable the Company to attract and retain highly qualified executives. Awards of incentive compensation in the form of annual incentive bonuses and grants of stock options are designed to reward individual initiative and achievement and to motivate executives to increase stockholder value by improving corporate performance and profitability.

     The Company's executive compensation program has been designed to support the objective of creating stockholder value by:

     - Directly aligning the interests of executives with the long-term interests of stockholders by making stock appreciation over the long run the cornerstone of executive compensation through award opportunities that can result in the ownership of substantial amounts of the Common Stock.

     - Providing compensation opportunities that create an environment that attracts and retains talented executives on a long-term basis.

     - Emphasizing pay for performance by having a meaningful portion of executive compensation "at-risk".

     - Appropriately balancing the Company's short-term and long-term business, financial and strategic goals.

     During recent fiscal years, the Compensation Committee has established an executive compensation program for the Company composed of three components: base salary, annual incentive bonus and long-term incentive opportunity in the form of stock options granted from time to time, but not necessarily on an annual basis. One of the three components of the Company's executive compensation (the annual incentive) largely directly relates to overall Company and/or actual individual business unit objective performance criteria.

BASE SALARY

     During the fiscal year ended August 31, 1995, the base salaries of most but not all of the Company's officers at or above the Vice President level who did not join the Company during the 1995 fiscal year were increased. As to the Company's Chief Executive Officer, in fiscal 1995 the Compensation Committee granted Mr. Martin no base salary increase to his $750,000 base salary which has been in effect since May 1, 1994.

     Only Charles N. Martin, Jr. (the Company's Chairman, President and Chief Executive Officer) and Keith B. Pitts (the Company's Executive Vice President and Chief Financial Officer) are parties to employment agreements with the Company (the "Martin Agreement" and the "Pitts Agreement", respectively). The Martin Agreement was executed in January 1992 and the Pitts Agreement was executed in March 1995. Pursuant to the Martin Agreement, Mr. Martin originally received in 1992 an annual base salary of $500,000. As of the beginning of the 1995 fiscal year of the Company, Mr. Martin's base salary was $750,000 which has been his base salary since May 1, 1994. Pursuant to the Pitts Agreement, Mr. Pitts received commencing March 1, 1995 an annual base salary of $450,000 which has been his base salary since May 1, 1994. The Martin Agreement and the Pitts Agreement permit, but do not require, increases to their base salaries at the discretion of the Compensation Committee as well as the award of annual incentive bonuses.

     The Compensation Committee reviews the base salaries of Messrs. Martin and Pitts as well as the other officers (including the Named Executive Officers) periodically, usually annually, considering factors such as level of responsibility, individual and corporate performance (without reference to any specific performance-related targets), internal equity and individual experience, expertise and years of service. In determining the overall compensation of Messrs. Martin and Pitts as well as the compensation of the other officers, the Compensation Committee in fiscal 1995 also reviewed certain compensation levels at other peer healthcare companies. Such other companies are not the same as the companies in the peer group index in the Performance Graph section of this Proxy Statement because the compensation surveys utilized by the Committee come from compensation consultants and the Performance Graph peer index includes a broader range of healthcare companies than the range used by the compensation consultants plus the Performance Graph peer index limits the corporations to those trading on The Nasdaq Stock Market, no such limit being utilized by the Company's compensation consultants. The Compensation Committee does not attempt to set base salaries at any particular level based on such surveys, but rather uses such surveys to obtain an overview of compensation levels in general. However, no particular weight is given by the Compensation Committee to any of the foregoing factors, and ultimately it would be fair to characterize the Committee's decisions as to adjustments in base salaries as somewhat of a subjective process.

ANNUAL INCENTIVE

     Annual incentive (bonus) award opportunities at the Company are designed to:

     - Focus management attention on key operational goals deemed important for the upcoming fiscal year.

     - Support the Company's strategic goal for consistent growth by highlighting corporate and business unit earnings as the main performance measure affecting incentive bonus payments.

     - Tie management's interests to the stockholders' interests by conditioning the targeted bonus levels on the attainment of financial goals.

     The amounts individual executives may earn as bonuses under the incentive plan is dependent upon the individual's position, responsibility and ability to impact the Company's financial success. Annual bonuses are designed to provide competitive incentive pay only for meeting or exceeding established minimum financial performance goals.

     The Compensation Committee in early fiscal 1995 determined target bonus levels for the Company's Vice Presidents and above pursuant to the OrNda 1994 Annual Incentive Plan For Officers. In fiscal 1995 the Committee set targets for cash bonuses up to 100% of base salaries for the Company's Chief Executive Officer, Chief Operating Officer and Chief Financial Officer and up to 60% of base salaries for other officers, contingent in all cases upon the Company's achievement of certain pre-set financial performance goals as well as, except for the Company's Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, achievement of certain "individual performance objectives" set in advance by an executive and his or her direct supervisor which varies per individual from fairly objective individual goals to fairly subjective individual goals. For Vice Presidents and Senior Vice Presidents the financial performance component comprised 66 2/3 - 70% of the targeted bonus levels, was contingent upon the Company meeting a certain minimum EBITDA (earnings before interest, taxes, depreciation and amortization) financial performance level on a regional and/or corporate-wide basis and the amount of the bonus increased to reflect increases in financial performance up to a level when the maximum targeted bonus amount was payable. The individual performance objective component comprised 30-33 1/3% of the targeted bonus levels, and was determined after the end of the year by the supervisor based upon the executive's achievement of the individual goals and objectives. In fiscal year 1995 the target bonuses for the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer were 100% dependent upon the Company meeting a minimum pre-set earnings per share level and increased up to a maximum level as earnings per share increased above the minimum level. The Compensation Committee believes that the minimum and maximum financial performance levels which it established early in fiscal year 1995 for all officers represented aggressive, yet achievable, goals. Additionally, the Committee is satisfied that bonus awards resulting from achievement of these goals are in line with marketplace practices, and are fair to both the executive officers and the Company's stockholders.

     As a result of the foregoing, annual incentive bonuses were granted and paid in cash for the fiscal year ended August 31, 1995 to all of the Company's current officers at or above the Vice President level who did not join the Company after March 1995.

     As to the Company's Chief Executive Officer, Mr. Martin's incentive bonus for fiscal 1995 was $685,125, based solely upon the Company attaining a pre-established earnings per share target above a minimum level, as explained above.

LONG-TERM INCENTIVE

     The Company's current long-term incentive compensation consists solely of non-qualified stock options which are directly related to improvement in long-term stockholder value.

     Stock option grants provide an incentive that focuses the executive's attention on managing the Company from the perspective of an owner with an equity stake in the business. These grants also help ensure that operating decisions are based on long-term results that benefit the Company and ultimately the stockholders.

     Specifically, the option grants to executive officers provide the right to purchase shares of Common Stock at the fair market value on the date of grant. Usually, each stock option becomes vested and exercisable only over a period of time, generally one to five years, if, and only if, certain financial performance levels are achieved (see below). The number of shares covered by each grant reflects the executive's level of responsibility and such executive's past and anticipated contributions to the Company.

     Currently, stock options are not necessarily granted annually, but are granted from time to time at the discretion of the Compensation Committee. For example, stock options were granted to one officer in fiscal 1995, to 48 officers and key employees in fiscal 1994, but not at all to any officer or other person in fiscal 1993. No specific formula is used to determine stock option grants made to any particular person (including officers), but grants are generally based upon a subjective evaluation of non-objective factors such as the grantee's past contribution toward Company performance and expected contribution toward meeting long-term strategic goals of the Company.

     In granting options solely to one executive officer in fiscal 1995, the Committee considered the amount of options necessary to recruit a senior officer in the hospital management industry, assessed his potential future contribution to the Company, considered his level of authority in the Company, considered the necessity of remaining competitive in the hospital management industry in the granting of options and considered the desirability of issuing stock options with an exercise price equal to the market price of the Common Stock to tie the compensation gain of the grantee to the gain of the stockholders.

     Additionally, it should be noted that most of the options granted in fiscal 1994 and fiscal 1995 can properly be characterized as "performance" options because, although the options become exercisable in full ten years after grant if the grantee is then still employed by the Company, the stock options only become exercisable earlier than ten years (i) in five equal annual installments subject to the Company's satisfaction of certain performance criteria for each of its five fiscal years after grant, (ii) 100% upon the Company's meeting different performance criteria for two consecutive fiscal years, (iii) 100% upon a change of control of the Company or (iv) in whole or in part at any time at the discretion of the Compensation Committee.

POLICY REGARDING ONE MILLION DOLLAR TAX DEDUCTION CAP

     The Omnibus Budget Reconciliation Act of 1993 generally provides that for fiscal years beginning after December 31, 1993, compensation in excess of $1,000,000 paid to a corporation's chief executive officer and its four most highly compensated other executive officers (the "Covered Employees") will not be deductible for federal income tax purposes, unless such compensation is paid according to pre-established performance criteria approved in advance by the stockholders. However, awards of options granted at fair market value under the Company's stock option plans and the proceeds thereof are not subject to the $1,000,000 cap. Hence, amounts of compensation paid by the Company during its fiscal year ended August 31, 1995 were for the first time subject to the $1,000,000 cap.

     The Company's 1994 Annual Incentive Plan for Officers (the "1994 AIP") and its Incentive Bonus Plan, as amended (the "1993 AIP"), were both approved by the Company's stockholders at its 1995 Annual Meeting and both permit the Company to pay awards to Covered Employees and still deduct the compensation in excess of $1,000,000 from its federal income taxes in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The 1994 AIP provides for cash only annual incentive bonuses. The 1993 AIP provides for annual bonuses payable partly in cash and partly in shares of the Company's Common Stock. It is the intent of the Compensation Committee that both the 1994 AIP and the 1993 AIP and certain awards thereunder ("Code Section 162(m) Awards") satisfy, in the case of participants who are or may be Covered Employees, the applicable requirements of Code Section 162(m). The amount available for awards under the 1994 AIP and under the 1993 AIP in any year are determined by the Compensation Committee. The aggregate maximum award payable under each of the 1994 AIP and the 1993 AIP to a Covered Employee with respect to any year is $1,500,000. In fiscal 1995 the Company paid bonuses to Covered Employees only under the 1994 AIP.

     It is the Compensation Committee's policy to administer executive compensation in conformance with the provisions of Code Section 162(m), except where, in its judgment, the interest of the Company and its stockholders are better served by a different approach. A participant who is or may be a Covered Employee may receive an award under the 1994 AIP or under the 1993 AIP or other compensation that is not a Code Section 162(m) Award, but such award or other compensation may result in compensation that is not deductible by the Company for federal income tax purposes.

SUMMARY

     The Compensation Committee is committed to attracting, motivating and retaining executives who will help the Company meet the increasing challenges of the health care industry. The Compensation Committee recognizes its responsibility to the Company's stockholders to increase the value of the Company's Common Stock and intends to continue to review, establish and implement compensation policies that are consistent with competitive practice, are based on the Company's and the executives' performance and permit the Company to attract, motivate and retain executives who will lead the Company in providing quality health care to its patients, competitive returns for its stockholders and challenging employment opportunities for its officers.

                                          The Compensation Committee

                                          Peter A. Joseph, Chairman
                                          Richard A. Gilleland
                                          M. Lee Pearce, M.D.

     The foregoing report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     In January 1992, the Company entered into an employment agreement with Charles N. Martin, Jr., which was amended in June 1995 (the "Martin Agreement") pursuant to which Mr. Martin agreed to serve as Chairman of the Board and Chief Executive Officer of the Company. The Martin Agreement is for a five year term expiring January 15, 1997 and is automatically extended thereafter for additional one year terms unless either the Company or Mr. Martin elects not to extend the term (the "Martin Term").

     The Martin Agreement provides that Mr. Martin will receive a base salary of $500,000 per year (or such greater amount as the Board of Directors of the Company may determine -- as of December 1, 1995, Mr. Martin's base salary was $750,000), annual bonuses in such amounts as the Board of Directors of the Company may determine, reimbursement for certain expenses incurred by Mr. Martin and pension, medical and other customary employee benefits.

     Upon the Company's termination of Mr. Martin's employment prior to a Change of Control (as defined in the Martin Agreement) other than for Cause or Disability (each as defined in the Martin Agreement)

          (a) prior to January 15, 1997, Mr. Martin will receive an amount equal to three times, and

          (b) on and after January 15, 1997, Mr. Martin will receive an amount equal to two times his base salary and an amount equal to the average of his annual bonuses actually paid to him with respect to the two years immediately preceding the year in which such termination of employment occurs, such amount payable in substantially equal monthly installments over the remainder of the Martin Term. Also, the Company will continue to provide Mr. Martin with medical, life insurance and certain other employee benefits over the remainder of the Martin Term.

     Upon termination of Mr. Martin's employment with the Company after a Change of Control (i) by the Company other than for Cause or Disability or (ii) by Martin for Good Reason (as defined in the Martin Agreement), Mr. Martin will receive a lump-sum payment (payable not later than five days after his termination of employment) in an amount equal to three times his base salary and an amount equal to the average of his annual bonuses paid to him with respect to the two years immediately preceding the year in which such termination of employment occurs. Also, the Company will continue to provide Mr. Martin with medical, life insurance and certain other employee benefits over the remainder of the Martin Term.

     Pursuant to the Martin Agreement (i) in January 1992 Mr. Martin purchased from the Company 1,000,000 shares of the Company's Common Stock (the "Martin 1992 Stock Purchase") for a purchase price of $7.75 per share ($5.50 less than the closing price of the shares on the Nasdaq National Market System on such date) by delivering to the Company $10,000 and a promissory note (the "Purchase Money Promissory Note") in the amount of $7,740,000 due January 1993, bearing interest at the prime rate as announced by Citibank, N.A. from time to time,
(ii) the Company adopted certain amendments to its 1991 Stock Option

Plan and granted to Mr. Martin an option (the "1992 Option") thereunder to purchase 750,000 shares of Common Stock at an exercise price per share of $10.75, and (iii) the Company adopted its 1992 Management Equity Plan (the "1992 Plan") and agreed to grant to Mr. Martin, upon his request, an option under the 1992 Plan to purchase up to 2.2 million shares of the Company's Common Stock at $20.00 per share. However, in April 1994 the Company terminated the 1992 Plan and received stockholders approval for adoption of its 1994 Management Equity Plan under which the Company satisfied its obligations to Mr. Martin in this regard by granting him an option in June 1994 to purchase 1,400,000 shares of the Company's Common Stock under the 1994 Management Equity Plan (the "1994 Option"). The Company recorded a $4.2 million non-cash charge for the fiscal year ended August 31, 1992 related to Mr. Martin's 1992 purchase of the Company's Common Stock and the grant to Mr. Martin of the 1992 Option. The 1994 Option was granted with an exercise price equal to the market price of the shares on the date of grant ($15.00) and, as a result, the Company recorded no change related to the grant of the 1994 Option. On January 15, 1993, Mr. Martin repaid the full amount of the Purchase Money Promissory Note plus accrued interest.

     Generally, the 1992 Option became exercisable as to one-third of the shares covered thereby on each of the first three anniversaries of the date the 1992 Option was granted, to the extent Mr. Martin continued to be employed by the Company on such dates, and terminates on the tenth anniversary of such date of grant or upon the earlier termination of Mr. Martin's employment with the Company. The 1992 Option is currently exercisable in respect of all 750,000 shares. Upon termination of Mr. Martin's employment by the Company in breach of the Martin Agreement or by Mr. Martin for Good Reason (as defined in the Martin Agreement) the expiration of the 1992 Option will be delayed until one year following such termination of employment.

     The 1994 Option is currently exercisable in respect of 700,000 shares and becomes exercisable in full on June 22, 2004, provided the 1994 Option may become exercisable earlier (i) 100% upon a change of control of the Company,
(ii) in whole or in part at any time at the discretion of the Compensation Committee of the Board of Directors, (iii) in installments subject to the Company's satisfaction of certain performance criteria for its fiscal years commencing August 31, 1996 and ending August 31, 1998, or (iv) 100% upon the Company's meeting different performance criteria for two consecutive fiscal years.

     Pursuant to the Martin Agreement, at Mr. Martin's request in 1992 the Company loaned to Mr. Martin $1,375,000 (the "1992 Martin Loan") which was an amount sufficient to pay Mr. Martin's income taxes with respect to the Martin 1992 Stock Purchase due as a result of the shares being purchased at a price less than their fair market value on the date of purchase. The principal of the 1992 Martin Loan was due February 13, 1997 provided interest at a rate equal to the prime rate announced by Citibank, N.A. from time to time was due annually on each February 13 after the loan was made. The 1992 Martin Loan was forgiven by the Company on June 22, 1994 on which date $1,176,617 in principal and $57,058 in accrued interest was outstanding on such loan. In addition, the Martin Agreement provides certain registration rights with respect to the shares of Common Stock purchased by Mr. Martin pursuant to the Martin Agreement, as well as the shares of Common Stock which may be acquired by him pursuant to the 1992 Option and the 1994 Option. The Company was obligated under the Martin Agreement to reimburse Mr. Martin for up to $300,000 of reasonable expenses incurred by Mr. Martin in connection with a business controlled by Mr. Martin during the period from September 1, 1991 until January 15, 1992 and reasonable legal fees incurred by Mr. Martin in connection with the Martin Agreement.

     Effective March 1, 1995, the Company entered into an employment agreement with Keith B. Pitts (the "Pitts Agreement") pursuant to which Mr. Pitts agreed to serve as Executive Vice President and Chief Financial Officer of the Company. The Pitts Agreement is for a three year term expiring March 1, 1998, provided, until March 1, 1997, at the end of each day of the Pitts Term, the Pitts Term shall automatically be extended for an additional day (the "Pitts Term"). Also, the Pitts Term is automatically extended on March 1, 2000 and each March 1 thereafter for additional one year terms unless either the Company or Mr. Pitts elects not to extend the Pitts Term.

     The Pitts Agreement provides that Mr. Pitts will receive a base salary of $450,000 per year or such greater amount at the Board of Directors of the Company may determine. As of December 1, 1995, Mr. Pitts' base salary under the Pitts Agreement was $450,000. Pursuant to the Pitts Agreement Mr. Pitts is also to receive annual bonuses in such amounts as the Board of Directors of the Company may determine, and pension, medical and other customary employee benefits.

     Upon termination of Mr. Pitts' employment with the Company by the Company prior to a Change of Control (as defined in the Pitts Agreement) other than for Cause or Disability (each as defined in the Pitts Agreement), Mr. Pitts will receive an amount equal to the lesser of (i) three times and (ii) the greater of two and the number of years remaining in the Pitts Term, times his base salary and an amount equal to the average of his annual bonuses actually paid to him with respect to the two years immediately preceding the year in which such termination of employment occurs, such amount payable in substantially equal monthly installments over the remainder of the Pitts Term. Also, in such event the Company will continue to provide Mr. Pitts with medical, life insurance and certain other employee benefits over the remainder of the Pitts Term.

     Upon termination of Mr. Pitts' employment with the Company after a Change of Control (i) by the Company other than for Cause or Disability or (ii) by Mr. Pitts for Good Reason (as defined in the Pitts Agreement), Mr. Pitts will receive a lump-sum payment (payable not later than five days after his termination of employment) in an amount equal to three times his base salary and an amount equal to the average of his annual bonuses paid to him with respect to the two years immediately preceding the year in which such termination of employment occurs. Also, the Company will provide Mr. Pitts with medical, life insurance and certain other employee benefits over the remainder of the Pitts Term.

     In August 1995 the Company and Donald J. Amaral, the Company's former President and Chief Operating Officer, entered into a Resignation Agreement whereby Mr. Amaral terminated his employment with the Company effective August 31, 1995. As severance pay pursuant to the Resignation Agreement, the Company agreed to pay Mr. Amaral (i) $83,333.33 monthly for a period of 24 months, (ii) up to 24 months of the Company's standard group health and dental payments for Company officers (these benefits will terminate effective January 1, 1996 upon Mr. Amaral obtaining full benefit coverage from his new employer) and (iii) $49,690.88 per month for 24 months under the Executive Investment Plan of Summit Health Ltd., a corporation which the Company acquired in April 1994. In the Resignation Agreement Mr. Amaral agreed not to compete with the Company in its businesses until August 31, 1997.

SEVERANCE PROTECTION AGREEMENTS

     Since the hospital management company industry is in a consolidation era and since the threat of a change of control of the Company may result in the distraction or even the departure of senior management personnel to the detriment of the Company and its stockholders, the Company has executed with 24 members of its senior management (including three of the Named Executive Officers, Messrs. Denson, Gascho and Krayer) so-called "severance protection agreements" ("SPA's") which provide such executives upon loss of their employment with reasonable severance payments and a reasonable continuation of their healthcare and related benefits which will induce such executives to remain in the Company's employ and encourage their continued attention to their assigned duties without concern for their individual personal financial and employment security. In order to obtain severance payments and other benefits under the SPA's, there would have to be both a Change in Control (as defined in the SPA's) of the Company plus the employment of the executive would have to be terminated (i) by the Company or by the successor entity other than for Cause (as defined in the SPA's), (ii) by reason other than such executive's death, disability or retirement, or (iii) by the executive for Good Reason (as defined in the SPA's) and not by the executive without Good Reason. Good Reason includes, without limitation, (i) any adverse change in the executive's title, authorities and responsibilities; (ii) a reduction in base salary except for across-the-board salary reductions similarly affecting all senior executives; and (iii) a relocation of the executive's office of more than 30 miles.

     The term of each SPA is until December 31, 1996, provided on January 1, 1997 and on each January 1 thereafter the term shall automatically be extended for one additional year unless the Company gives notice by September 30 of the preceding year that it does not want to extend the term. Once a Change of Control occurs, the SPA's extend for three (3) years after the Change of Control. However, each SPA terminates if the executive leaves the employ of the Company prior to a Change of Control.

     The SPA's provide that if any such executive's employment is terminated within three years after a Change in Control of the Company (other than a termination for Cause, etc. as set forth above), such executive will receive:
(a) a lump-sum payment equal to, with respect to the Company's Senior Vice Presidents and one Executive Vice President (which includes three of the Named Executive Officers, Messrs. Denson, Gascho and Krayer), two times, and with respect to its Vice Presidents, 1 1/2 times the sum of (1) such executive's annual base salary plus (2) the executive's target annual incentive bonus and
(b) health care and related benefits as provided in the Company's plans until the earlier of (i) 18 months after termination of employment and (ii) new employment being obtained by the executive and the new employer commencing these types of benefits for the executive. Also, the SPA's contain a provision insuring that the payments made thereunder are fully deductible by the Company for federal income tax purposes by reducing the payments which are actually made to the extent necessary to make such payments fully deductible by the Company.

INDEMNIFICATION AGREEMENTS

     The Company has entered into indemnification agreements with each of its directors and officers (an "Indemnitee") to provide contractual right to indemnification, to the maximum extent permitted by law, for expenses (including attorney's fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with any proceeding (including to the extent permitted by applicable law, any derivative action) to which he or she is, or is threatened to be made, a party by reason of his or her status as a director or officer.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As stated above, the members of the Compensation Committee of the Board of Directors are Messrs. Peter A. Joseph, Richard A. Gilleland and M. Lee Pearce, M.D. None of these individuals were at any time during the fiscal year ended August 31, 1995, or at any time prior or subsequent thereto, an officer or employee of the Company or any of its subsidiaries. However, Dr. Pearce has the following relationship with the Company requiring disclosure in this Proxy Statement.

     On March 23, 1993, the Company acquired Golden Glades Regional Medical Center in Miami, Florida (the "Golden Glades Acquisition") pursuant to the Agreement and Plan of Merger (the "Merger Agreement") dated as of February 9, 1993, by and among the Company, GGMRC Acquisition Inc., Commonwealth Continental Health Care, Inc. ("CCHC"), Rudy J. Noriega, the MLP Trust and M. Lee Pearce, M.D., a director of the Company and a member of the Compensation Committee. As part of the transactions contemplated by the Merger Agreement, Dr. Pearce received 940,000 shares of the Company's Common Stock and Mr. Noriega received 60,000 shares of the Company's Common Stock in exchange for all the issued and outstanding shares of capital stock of CCHC, subject to post-closing adjustments. Pursuant to the Merger Agreement, the Company granted in February 1993 to Dr. Pearce and Mr. Noriega certain demand and piggyback registration rights with respect to the shares of the Company's Common Stock acquired by them in the Golden Glades Acquisition. In February 1995, Dr. Pearce and Mr. Noriega paid the Company $300,000 as a result of post-closing adjustments to the purchase price in the Golden Glades Acquisition.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 1995 the Company created a Corporate Compliance Program to ensure that the highest ethical standards are observed in the operation of the Company's business and to ensure that the Company and its employees act in full compliance with all applicable laws and regulations. To assist the Company in this endeavor, in May 1995 the Company engaged Strategic Management Systems, Inc. ("SMS") to give its expert advise (the "Compliance Consulting") to the Company in the designing of the Program and in its initial implementation (including the initiation of an 800 number "hotline" for employees to report compliance matters, even on an anonymous basis if so desired by the employee) and to head-up the Company's initial employee training program in respect of compliance matters (the "Compliance Training"). In the Compliance Training, SMS assisted the Company in educating the Company's 20,000 employees as to the standards of conduct set forth in the Company's detailed Corporate Compliance Handbook and also educated the Company's Human Resources professionals on how to handle solely by themselves Handbook education in the future in respect of new employees. SMS's President, Richard P. Kusserow, was the Inspector General of the federal Department of Health and Human Services from 1981 to 1992. For the Compliance Consulting, the Company is paying SMS $12,000 a month for each of the 12 months commencing May 9, 1995 and ending May 8, 1996; and for the Compliance Training during the period July 1995 until January 1996, the Company is paying SMS $238,000, in both cases plus reasonable out-of-pocket expenses incurred in performing the services for the Company. Also, in June 1995 the Company subscribed to the Fraud and Abuse Control Information System ("FACIS")(TM), a computerized data base to assist those in the health care field to detect fraud and abuse by identifying individuals and entities found by governmental agencies to have engaged in fraudulent or abusive activities. Access to FACIS was purchased by the Company from Governmental Management Services, Inc. ("GMS") at an annual subscription cost of $5,000 for the twelve months ended June 30, 1996 plus the following additional charges: $10 for computer log-on and first 5 minutes of use; $1 each additional minute of on-line time; and $5 for downloading of provider records. John J. O'Shaughnessy, a current director and nominee to be elected as a director, is the Chairman of the Board of SMS and of GMS and owns approximately 60% of the capital stock of each of SMS and GMS.

     See "Compensation Committee Interlocks and Insider Participation" concerning another transaction between the Company and a director of the Company.

      ITEM 2 -- ADOPTION OF ORNDA HEALTHCORP EMPLOYEE STOCK PURCHASE PLAN

GENERAL

     On November 29, 1995, the Board of Directors approved the OrNda HealthCorp Employee Stock Purchase Plan (the "Employee Plan") upon the recommendation of the Compensation Committee, subject to stockholder approval of the Employee Plan.

     The purpose of the Employee Plan is to promote the interests of the Company and its stockholders by providing eligible employees of the Company and its subsidiaries with additional incentives to continue their employment with the Company and to encourage increased efforts to promote the best interests of the Company by permitting such employees to purchase shares of the Company's Common Stock at a price which is less than the current market price.

SUMMARY OF PLAN

     The primary features of the Employee Plan are summarized below. A copy of the Employee Plan is attached as Exhibit A to this Proxy Statement and should be referred to for a complete statement of the terms of the Employee Plan.

     The Employee Plan is administered by the Compensation Committee. The Compensation Committee, by action of a majority of its members, has the authority to establish rules for administering and interpreting the Employee Plan. Any full time or regular part time employee of the Company and its subsidiaries will be eligible to participate in the Employee Plan, except employees who have not been continuously employed for at least three months prior to, and on the first day of, a Payment Period.

     Under the Plan the participants in effect receive options twice a year to purchase the Company's Common Stock. Each six month period, March 1 to August 31 and September 1 to February 28 (or 29), is a Payment Period during which payroll deductions are accumulated under the Employee Plan. No employee may acquire any right to purchase shares of Common Stock under the Employee Plan if, immediately after receiving such right, such employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company. In no event may a participant in the Employee Plan purchase thereunder during a calendar year shares of Common Stock having a fair market value of more than $25,000.

     Employees will be provided with the opportunity to enroll in the Employee Plan at two times during the calendar year. To enroll in the Employee Plan, an employee must execute and deliver a payroll deduction authorization card pursuant to which payroll deductions in an amount not less than 1% and not more than 10% of such employee's gross weekly regular earnings (before withholding or other deductions) will be made during each payroll period commencing with the first pay period occurring on or after the first day of a Payment Period. The amount of an employee's payroll deductions may not be modified during any Payment Period and will remain in effect for all successive Payment Periods unless changed by the employee in a written request filed with the Company.

     Payroll deductions will be credited to the purchase account of each participating employee. At the end of each Payment Period, the amount in each participant's contribution account will be applied to the purchase of the number of shares of Common Stock determined by dividing such amount by the purchase price of the shares for such purchase period. The purchase price per share of the Common Stock for each Payment Period will be the lesser of (a) 85% of the closing price of a share of the Common Stock on the first day of such Payment Period, rounded up to avoid fractions other than 1/4, 1/2 and 3/4, or (b) 85% of the closing price on the last business day of such Payment Period, rounded up to avoid fractions other than 1/4, 1/2 and 3/4. On December 7, 1995, the closing price of the Common Stock was $21 1/4 per share.

     The Common Stock purchased by each participant will be considered to be issued and outstanding as of the close of business on the last day of each Payment Period. A person who disposes of shares of Common Stock purchased pursuant to the Employee Plan within two years of the commencement of the Payment Period during which such shares are purchased is required to notify the Company of such disposition promptly in writing.

     A participant may elect to terminate his or her participation in the Employee Plan by providing appropriate written notice to the Company. Once each Payment Period, a participant may elect to reduce his or her contribution rate to 0% and may allow the dollars contributed to participate in the allocation of shares of the Common Stock for purchase or receive a refund prior to the allocation. Upon such request for a refund, the entire cash balance in such participant's contribution account will be refunded, without interest.

     In the event a participant's employment with the Company or its subsidiaries ceases during a Payment Period for any reason, then such person's participation in the Employee Plan shall terminate as of the date of such termination of employment. Upon such termination, the entire cash balance in such participant's contribution account will be refunded, without interest.

     The Board may terminate the Employee Plan at any time. It will terminate in any case when all or substantially all of the shares of stock reserved for the purposes of the Employee Plan have been purchased. The Board may amend the Employee Plan from time to time in any respect in order to meet changes in legal requirements or for any other reason; provided, however, that no such amendment shall (a) increase the number of shares of the Common Stock to be offered pursuant to the Employee Plan (except pursuant to the antidilution provisions thereof), or (b) change the class of employees eligible to receive options under the Employee Plan, in either case without stockholder approval.

     The number of authorized shares authorized to be issued under the Employee Plan is 1,000,000 which the Company estimates will be enough shares to be available for purchase for the first four or five years of the operation of the Plan. The Company has approximately 20,000 employees currently eligible to participate in the Employee Plan.

     It is the intention of the Company to have the Employee Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Employee Plan will be so construed so as to extend and limit participation in a manner consistent with the requirements of Section 423.

     Rights acquired under the Employee Plan are not transferable, other than by will or the laws of descent and distribution, and may be exercised only by a participant. No eligible employee or participant will, by reason of participation in the Employee Plan, have any rights as a stockholder of the Company until such employee acquires shares of the Common Stock as provided in the Employee Plan. Nothing in the Employee Plan confers upon any participant any right to continue in the employment of the Company or its subsidiaries.

     Stockholder approval of the adoption of the Employee Plan is being sought in order to qualify the plan under Rule 16b-3 promulgated by the Securities and Exchange Commission as a stockholder approved plan.

Once approved, grants of options and purchases of shares under the Employee Plan would not be treated as purchases for the Section 16(b) short-swing profit rules. Management believes that approval of the Employee Plan does not conflict with or impede the policy behind the short-swing profit provisions of the securities laws.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to operation of the Employee Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

     An employee will not be deemed to have received any compensation for federal income tax purposes at the time of the grant or exercise of an option under the Employee Plan. Whenever an employee sells the shares or dies, the 15% discount in the option price will be taxed as ordinary income. If an employee exercises an option under the Employee Plan and does not dispose of the shares thus acquired until more than two years after the date the option was granted, profit (other than the 15% discount) realized upon such disposition will be taxed as long-term capital gain. In such case the Company will not be entitled to a deduction for federal income tax purposes in connection with either the grant or the exercise of the option.

     If an employee disposes of the shares (including any gifts of shares) within two years after the date when the employee acquired the option, at that time the employee will recognize compensation income equal to the fair market value of the shares on the day the employee purchased them (the last business day of the applicable Payment Period) less the amount the employee paid for the shares. In addition, the employee will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the stock and the employees basis in the stock (i.e., in this case, the purchase price plus the amount taxed to the employee as compensation income). If the employee holds the stock for more than one year, the gain or loss will be a long-term capital gain or loss.

     If the two-year holding period is not satisfied, the Company may be entitled to a deduction in an amount equal to the amount which is considered compensation income to the participant.

VOTE REQUIRED FOR APPROVAL

     Approval of the Employee Plan by the stockholders requires the affirmative vote at the Annual Meeting of the holders of a majority of the shares of the Common Stock present, in person or by proxy, at a meeting at which a quorum is present. If the stockholders do not approve the Employee Plan, the Compensation Committee and the Board will consider whether to adopt some alternative employee incentive arrangement based on their assessment of the needs of the Company.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ORNDA HEALTHCORP EMPLOYEE STOCK PURCHASE PLAN.

      ITEM 3 -- AMENDMENT TO ORNDA HEALTHCORP 1994 MANAGEMENT EQUITY PLAN

GENERAL

     On February 3, 1994 the Board of Directors of the Company adopted the OrNda HealthCorp 1994 Management Equity Plan (the "Management Equity Plan") and it was approved by the Company's stockholders on April 19, 1994. The Management Equity Plan was designed to help the Company attract and retain skilled individuals for key positions within the Company and its subsidiaries by permitting the Company to offer such individuals the opportunity to acquire an equity interest in the Company. 3,550,000 shares of the Company's Common Stock were originally authorized for issuance of awards under the Management Equity Plan (subject to antidilution and similar adjustments).

SUMMARY OF PLAN AND AMENDMENT

     The principal terms of the Management Equity Plan are described below. On November 29, 1995, the Board of Directors determined that it is in the best interest of the Company to amend the Management Equity Plan to increase the shares reserved for the grant of awards thereunder by 3,000,000 shares from 3,550,000 to 6,550,000 shares, subject to stockholder approval of the amendment. Of the 3,550,000 currently reserved shares, 3,357,300 have been granted and remain outstanding and only 192,700 shares were available for grant under the Plan at December 8, 1995.

     Pursuant to the Management Equity Plan, executive officers and other key employees and consultants of the Company are eligible to receive awards of stock options, stock appreciation rights or limited stock appreciation rights. It is estimated that there are presently approximately 125 employees (including 13 executive officers) in the pool of individuals whom the Committee will currently consider for the grant of awards under the Plan.

     Options granted under the Plan may be "incentive stock options" ("ISOs"), within the meaning of Section 422 of the Code, or nonqualified stock options ("NQSOs"). Stock appreciation rights ("SARs") and limited stock appreciation rights ("LSARs") may be granted simultaneously with the grant of an option or (in the case of NQSOs), at any time during its term.

     The Management Equity Plan limits the number of shares with respect to which awards may be granted to any individual under the Management Equity Plan during any year to no more than 1,500,000.

     The Management Equity Plan is administered by the Compensation Committee. Subject to the provisions of the Management Equity Plan, the Committee determines the type of award, when and to whom awards will be granted, the number of shares covered by each award and the terms, provisions and kind of consideration payable (if any), with respect to awards. The Committee may interpret the Management Equity Plan and may at any time adopt such rules and regulations for the Management Equity Plan as it deems advisable.

     In determining the persons to whom awards shall be granted and the number of shares covered by each award, the Committee takes into account the duties of the respective persons, their present and potential contribution to the success of the Company and such other factors as the Committee shall deem relevant.

     An option may be granted on such terms and conditions as the Committee may approve and generally may be exercised for a period of up to 10 years from the date of grant. Generally, ISOs will be granted with an exercise price equal to the "Fair Market Value" (as defined in the Management Equity Plan) on the date of grant. In the case of ISOs, certain limitations will apply with respect to the aggregate value of option shares which can become exercisable for the first time during any one calendar year, and certain additional limitations will apply to ISOs granted to "Ten Percent Stockholders" (as defined in the Management Equity Plan). The Committee may provide for the payment of the option price in cash, by delivery of other Common Stock having a Fair Market Value equal to such option price, by a combination thereof or by any other method. Options granted under the Management Equity Plan will become exercisable at such times and under such conditions as the Committee shall determine, subject to acceleration of the exercisability of options in the event of, among other things, a "Change in Control" (as defined in the Management Equity Plan). On December 7, 1995, the closing price of the Common Stock was $21 1/4 per share.

     The Management Equity Plan also permits the Committee to grant SARs and/or LSARs with respect to all or any portion of the shares of the Company's Common Stock covered by options. Generally, SARs may be exercised only at such time as the related option is exercisable and LSARs may be exercised only during the 90 days immediately following an "Acceleration Date" (as defined in the Management Equity Plan) except that in the case of an "Insider" (as defined in the Management Equity Plan), (i) a SAR and a LSAR must be held for at least six months before it becomes exercisable and (ii) a LSAR must automatically be paid out in cash. LSARs will be exercisable only if, and to the extent, that the option to which the LSARs relate is then exercisable, and if such option is an ISO, only to the extent the Fair Market Value per share of the Company's Common Stock exceeds the option price.

     Upon exercise of a SAR, a grantee will receive for each share for which a SAR is exercised, an amount in cash or the Company's Common Stock, as determined by the Committee, equal to the excess, if any of (1) the Fair Market Value of a share of the Company's Common Stock on the date the SAR is exercised over (2) the exercise price per share of the option to which the SAR relates.

     Upon exercise of a LSAR, a grantee will receive for each share for which a LSAR is exercised, an amount in cash equal to the excess, if any, of (1) the greater of (x) the highest Fair Market Value of the Company's Common Stock during the 90-day period ending on the date the LSARs is exercised, and (y) whichever of the following is applicable: (i) the highest per share price paid in any tender or exchange offer which is in effect at any time during the 90 days ending on the date of exercise of the LSAR; (ii) the fixed or formula price for the acquisition of shares of the Company's Common Stock in a merger in which the Company will not continue as the surviving corporation, or upon a consolidation, or a sale, exchange or disposition of all or substantially all of the Company's assets, approved by the Company's shareholders (if such price is determinable on the date of exercise); and (iii) the highest price per share of the Company's Common Stock shown on Schedule 13D, or any amendment thereto, filed by the holder of the specified percentage of the Company's Common Stock the acquisition of which gives rise to the exercisability of the LSAR over (2) the exercise price per share of the option to which the LSAR relates. In no event, however, may the holder of an LSAR granted in connection with an ISO receive an amount in excess of the maximum amount which will enable the option to continue to qualify as an ISO.

     When a SAR or LSAR is exercised, the option to which it relates will cease to be exercisable to the extent of the number of shares with respect to which the SAR or LSAR is exercised, but will be deemed to have been exercised for purposes of determining the number of shares available for the future grant of awards under the Management Equity Plan.

     Awards granted under the Plan are not transferable otherwise than by will or by the laws of descent and distribution, and awards may be exercised or otherwise realized, during the lifetime of the grantee, only by the grantee or by his guardian or legal representative.

     The Board of Directors may at any time and from time to time suspend, amend, modify or terminate the Management Equity Plan; provided however, that, to the extent required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any other law, regulation or stock exchange rule, no such change shall be effective without the requisite approval of the Company's stockholders. In addition, no such change may adversely affect any awards previously granted, except with the written consent of the grantee.

     No awards may be granted under the Management Equity Plan after February 3, 2004.

     As of December 8, 1995 NQSO's to purchase 3,357,300 shares of the Company's Common Stock under the Management Equity Plan have been granted and are outstanding under the Plan. As of such date no other awards have been made under the Plan and 192,700 shares are available to be granted as awards under the Plan. If the proposed amendment is adopted, 3,192,700 shares will be available to be granted as awards under the Plan.

     Stockholder approval of the amendment to the Management Equity Plan is being sought in order to qualify the plan under Rule 16b-3 promulgated by the Securities and Exchange Commission as a stockholder approved plan. Once approved, grants and exercises of options would not be treated as purchases for purposes of the Section 16(b) short-swing profit rules. Management believes that the approval of the amendment to the Management Equity Plan does not conflict with or impede the policy behind the short-swing profit provisions of the securities laws.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to awards under the Management Equity Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

     An optionee will not recognize any taxable income upon the grant of a NQSO and the Company will not be entitled to a tax deduction with respect to such grant.

     Upon exercise of a NQSO, the excess of the fair market value of the Company's Common Stock on the exercise date over the exercise price will be taxable as compensation income to the optionee. The Company will be entitled to a tax deduction in the amount of such compensation income. The optionee's tax basis for the Company's Common Stock received pursuant to such exercise will equal the sum of the compensation income recognized and the exercise price. If, however, the Company's Common Stock received is subject to a "substantial risk of forfeiture" under Section 83 of the Code, compensation should be realized and subject to federal income tax only at the time the shares are no longer subject to such "substantial risk of forfeiture" (unless an election is made pursuant to Section 83(b) of the Code to be taxed at the time of exercise of the NQSO).

     Pursuant to the short-swing profit rules under the Exchange Act, the purchase of the Company's Common Stock upon exercise of an option by an "insider" (generally a director or an executive officer of the Company) will not be deemed a purchase triggering a six-month period of potential short-swing liability. Therefore, the shares acquired pursuant to the exercise of an NQSO by an "insider" will not be considered subject to a substantial risk of forfeiture under Section 83 of the Code by reason of the short-swing profit rules, provided that such shares are not disposed of during the six-month period following the date of the grant of the option. Accordingly, the taxable event for the exercise of an NQSO that has been outstanding for at least six months will ordinarily be the date of exercise. If a NQSO is exercised within six months after the date of grant, taxation would ordinarily be deferred until the date six months after the date of grant, unless the insider files an election pursuant to Section 83(b) of the Code to be taxed on the date of exercise.

     In the event of a sale of the Company's Common Stock received upon the exercise of a NQSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such Company's Common Stock was more than one year.

     Generally, an optionee should not recognize taxable income at the time of grant or exercise of an ISO and the Company should not be entitled to a tax deduction with respect to such grant or exercise.

     A sale or other disposition by an optionee of shares acquired upon the exercise of an ISO more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the ISO should result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain or loss to the optionee, with no deduction being allowed to the Company. The exercise of an ISO generally will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee. Upon a sale or other disposition of shares acquired upon the exercise of an ISO within one year after the transfer of the shares to the optionee or within two years after the date of grant of the ISO (including the delivery of such shares in payment of the exercise price of another ISO within such one-year period), any excess of (i) the lesser of (a) the fair market value of the shares at the time of exercise of the option and
(b) the amount realized on such disqualifying sale or other disposition of the shares over (ii) the exercise price of such shares, should constitute ordinary income to the optionee and the Company should be entitled to a deduction in the amount of such income. The difference, if any, between the amount realized on a disqualifying sale and the fair market value of the shares at the time of the exercise of the option generally will constitute short-term or long-term capital gain or loss, as the case may be, and will not be deductible by the Company. If an ISO is exercised at a time when it no longer qualifies as an ISO, the option will be treated as a NQSO.

     No income generally should be recognized by an optionee upon the grant of a SAR (or LSAR) and the Company will not be entitled to a tax deduction with respect thereto. Upon the exercise of a SAR (or LSAR), the optionee should recognize taxable income equal to the cash and the fair market value of any property paid to the optionee with respect to such exercise and the Company should be entitled to a tax deduction for the same amount.

VOTE REQUIRED FOR APPROVAL

     Amendment of the Management Equity Plan requires the affirmative vote at the Annual Meeting of the holders of a majority of the shares of the Common Stock present, in person or by proxy, at a meeting at which a quorum is present. If the stockholders do not approve the amendment to the Management Equity Plan, the Compensation Committee and the Board will consider whether to adopt some alternative employee incentive arrangement based upon their assessment of the needs of the Company.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE ORNDA HEALTHCORP 1994 MANAGEMENT EQUITY PLAN.

                     ITEM 4 -- ADOPTION OF ORNDA HEALTHCORP
                      OUTSIDE DIRECTORS STOCK OPTION PLAN

GENERAL

     The OrNda HealthCorp Outside Directors Stock Option Plan (the "ODSOP") was approved by the Board of Directors, subject to the approval of the stockholders, on November 29, 1995.

     The Company believes the ODSOP advances the interests of the Company and its stockholders by promoting the long-term success of the Company by creating a long-term mutuality of interests between the non-employee directors and the stockholders and by strengthening the Company's ability to attract, motivate and retain directors of training, experience and ability, and by encouraging the highest level of directors' performance by providing non-employee directors with a proprietary interest in the Company's financial success and growth.

SUMMARY OF PLAN

     The primary features of the ODSOP are summarized below. A copy of the ODSOP is attached as Exhibit B to this Proxy Statement and should be referred to for a complete statement of the terms of the ODSOP.

     The ODSOP is administered by the Compensation Committee, which is composed of non-employee directors who are eligible to participate in the ODSOP. The Compensation Committee shall have the power to interpret the Plan, and subject to its provisions, to prescribe, amend and rescind rules and to make all other determinations necessary for the ODSOP's administration. All action taken by the Compensation Committee in the administration and interpretation of the ODSOP shall be final and binding upon all parties. No member of the Compensation Committee will be liable for any action or determination made in good faith by the Compensation Committee with respect to the ODSOP or any option. The Board will have the power, in its discretion, to amend, suspend or terminate the ODSOP at any time, subject to the approval of the stockholders if and to the extent necessary for the continued applicability of Rule 16b-3 under the Exchange Act. The Board may not, however, amend the ODSOP more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act ("ERISA") or the rules thereunder. Furthermore, no amendment, suspension or termination of the ODSOP may alter, terminate, impair or adversely affect any rights or obligations under any option previously granted without the consent of the holder.

     Notwithstanding the discretion to administer the ODSOP granted to the Compensation Committee, the selection of the directors to whom stock options are to be granted, the timing of stock option grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the terms of any stock option are as set forth in the ODSOP. The Compensation Committee has no discretion as to these matters.

     Only non-employee directors of the Company are eligible to participate in the ODSOP. Following the 1996 Annual Meeting of Stockholders, eight non-employee directors will be participants in the ODSOP. Participants will be granted an option to acquire 2,500 shares of Common Stock of the Company on the last

Friday of January of each year commencing in calendar year 1997. In addition, upon initial election to the Board, a non-employee director will be granted an option to acquire 5,000 shares of Common Stock on the last Friday of the month of such director's election to the Board. Subject to certain adjustment provisions described in the ODSOP, the aggregate number of shares of Common Stock that may be acquired upon the exercise of options issued under the ODSOP is 300,000. Options granted under the ODSOP will be nonstatutory options which do not qualify under Section 422 of the Code. The closing price of the Company's Common Stock on December 7, 1995 was $21 1/4 per share.

     Subject to the approval of the stockholders, each non-employee director of the Company as of November 29, 1995 (which is the date on which the ODSOP was approved by the Board) will receive an option to purchase 5,000 shares of the Company's Common Stock with a date of grant of November 29, 1995. At such time, there were 8 non-employee directors.

     The maximum term of an option granted under the ODSOP is 10 years from the date of grant. The option will be exercisable one year from the date of grant. The exercise price will be the fair market value of a share of Common Stock on the date of grant. The exercise price may be paid (i) in cash, or, (ii) if otherwise legally permitted, by delivering to the Company shares of Common Stock owned by the holder of the option for at least six months, with a fair market value on the relevant exercise date equal to the exercise price, or (iii) by a combination of cash and shares.

     The grants of each stock option under the ODSOP will be confirmed by a stock option agreement between the Company and the non-employee director.

     If for any reason during the term of an unexercised and unexpired option issued under the ODSOP, the non-employee director shall cease to be a voting member of the Board, such option shall terminate unless exercised prior to the end of the 90 day period following the termination of such director's status as a voting member of the Board (but in no event later than the expiration of the option).

     No option or right under the ODSOP will be assignable or subject to any encumbrance, pledge or charge of any nature except (i) with the written consent of the Compensation Committee, (ii) transfer or assignment in favor of the Company, and (iii) under such rules as the Compensation Committee may establish pursuant to the terms of the ODSOP. Furthermore, no option or right under the ODSOP is transferable by a holder other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA or the rules thereunder. The designation by a holder of a beneficiary is not a transfer.

     Unless the ODSOP is previously terminated, the ODSOP will terminate on November 29, 2005, except with respect to options then outstanding.

     If the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, spin-off, the sale of all or substantially all the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, then an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares covered by the ODSOP and (ii) the number and kind of shares of other securities subject to, and the exercise price of, then outstanding options. Notwithstanding the above, upon dissolution, liquidation, reorganization, merger or consolidation involving the Company as a result of which the Company is not the surviving corporation, or upon the sale of all or substantially all of the assets of the Company, all options then outstanding under the ODSOP will be deemed fully vested unless provisions are made in connection with such transaction for the continuance of the ODSOP or the assumption or substitution of such options with new options of the surviving corporation.

     Upon the occurrence of a "Change in Control" (as defined in the ODSOP) in the Company, then all then outstanding unexercisable options will be deemed fully vested and exercisable.

     Stockholder approval of the ODSOP is being sought in order to qualify the plan under Rule 16b-3 promulgated by the Securities and Exchange Commission as a stockholder approved plan. Once approved, grants and exercises of options would not be treated as purchases for purposes of the Section 16(b) short-swing profit rules. Management believes that the approval of the ODSOP does not conflict with or impede the policy behind the short-swing profit provisions of the securities laws.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to awards under the ODSOP. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

     A non-employee director who receives an option under the ODSOP will not recognize any income, nor will the Company be entitled to any tax deduction, in the year of the grant. At the time that an option is exercised the non-employee director will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the shares purchased over (b) the exercise price paid for such shares. The Company will be entitled to a deduction in an amount equal to the amount includable in the income of the non-employee director, in the taxable year in which the non-employee director is required to recognize the income.

VOTE REQUIRED FOR APPROVAL

     Approval of the ODSOP requires the affirmative vote at the Annual Meeting of the holders of a majority of the shares of the Common Stock present, in person or by proxy, at a meeting at which a quorum is present. If the stockholders do not approve the adoption of the ODSOP, the Board will consider whether to adopt some alternative director incentive arrangement based upon their assessment of the needs of the Company.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
             THE APPROVAL OF THE ORNDA HEALTHCORP OUTSIDE DIRECTORS
                               STOCK OPTION PLAN.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP served as the Company's independent public accountants for the fiscal year ended August 31, 1995, and is expected to be appointed to serve in such capacity for the current fiscal year. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                             ADDITIONAL INFORMATION

OTHER MATTERS

     At the date of this Proxy Statement, the Board of Directors of the Company has no knowledge of any business to be presented for consideration at the Annual Meeting other than as described above. However, if any other matters should properly come before such meeting or any adjournment thereof, the persons named in the enclosed Proxy will have discretionary authority to vote such Proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of such meeting.

STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING OF STOCKHOLDERS

     The Board of Directors will make provision for presentation of proposals by the Company's stockholders at the 1997 Annual Meeting of Stockholders, if such proposals are by stockholders who are eligible under, and who have complied with, the relevant regulations of the Securities and Exchange Commission. Any such proposals will be included in the Company's Proxy Statement and provision for voting thereon made in the Proxy card. In order to prepare such Proxy materials on a timely basis, the Company must receive such proposals, sent to the attention of its Secretary at the address shown on the Notice of Annual Meeting, on or before September 1, 1996.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") reports of ownership and reports of changes in ownership in the Company's Common Stock and other equity securities of the Company. Such officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during its fiscal year ended August 31, 1995, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with.

EXPENSES OF SOLICITATION

     The Company will bear the expense of preparing and mailing this Proxy material, as well as the cost of any required solicitation. The Company expects to solicit proxies primarily by mail. The officers, directors and regular employees of the Company, without receiving any additional compensation therefor, may also solicit proxies by telephone or personal contact. The Company will also request brokerage firms, nominees, custodians, banks and other fiduciaries to forward Proxy materials to their principals or customers who are the beneficial owners of shares and will reimburse them for reasonable out-of-pocket expenses incurred. In addition, the Company regularly retains Corporate Communications, Inc. as its investor relations counsel. Corporate Communications, Inc. will assist in the solicitation of proxies from stockholders and it is estimated that approximately $3,000 of the normal retainer paid by the Company to Corporate Communications, Inc. will be attributable to such proxy solicitation services.

                                          By Order of the Board of Directors,

                                          /s/ Ronald P. Soltman

                                          RONALD P. SOLTMAN
                                          Secretary

                                                                       EXHIBIT A

                                ORNDA HEALTHCORP

                          EMPLOYEE STOCK PURCHASE PLAN

ARTICLE 1 -- PURPOSE

     The OrNda HealthCorp Employee Stock Purchase Plan (the "Plan") is intended as an incentive to and to encourage stock ownership by all eligible employees of OrNda HealthCorp (the "Company") and subsidiaries so that they may share in the fate of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company. It is intended that options issued pursuant to this Plan shall constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

ARTICLE 2 -- ELIGIBLE EMPLOYEES

     All full-time or regular part-time employees of the Company or any of its subsidiaries who have completed three months of employment with the Company or any of its subsidiaries shall be eligible to receive options under this Plan to purchase the Company's Common Stock (except employees in countries whose laws make participation impractical). Persons who have been so employed for three months or more on the first day of a Payment Period shall receive their options as of such day. In no event may an employee be granted an option if such employee, immediately after the option is granted, owns stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

ARTICLE 3 -- STOCK SUBJECT TO THE PLAN

     The total number of shares of Common Stock of the Company that may be issued pursuant to the Plan is 1,000,000 shares, which may consist, in whole or in part, of unissued shares or treasury shares or shares purchased in the open market.

ARTICLE 4 -- PAYMENT PERIODS AND STOCK OPTIONS

     The following two six-month periods, March 1 to August 31 and September 1 to February 28 (or 29), are the annual Payment Periods during which payroll deductions will be accumulated under the Plan. Each Payment Period includes only regular pay days falling within it.

     Two times each year, on the first business day of each Payment Period, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last business day of such Payment Period, at the Option Price hereinafter provided for, such number of shares of the Common Stock of the Company reserved for the purpose of the Plan which equals the number of whole or fractional shares whose purchase price does not exceed 10% of the employee's gross salary or wages during the Payment Period divided by the price as determined below, on condition that such employee remains eligible to participate in the Plan as provided herein. For purposes of the Plan, Covered Compensation means base compensation for services including shift or other regular compensatory premiums, and payments in substitution for base pay such as vacation, holiday, and sick pay, but not including overtime, bonuses or short- or long-term disability payments. The participant shall be entitled to exercise such options as granted only to the extent of his accumulated payroll deductions through the last month of a Payment Period. The Option Price for each Payment Period shall be the lesser of (i) 85% of the average market price of the Company's Common Stock on the first business day of the Payment Period, rounded up to avoid fractions other than 1/4, 1/2 and 3/4, or (ii) 85% of the average market price of the Company's Common Stock on the last business day of the Payment Period, rounded up to avoid fractions other than 1/4, 1/2 and 3/4.

     For purposes of this Plan, the term "average market price" means the closing price of Common Stock of the Company on the New York Stock Exchange or any other exchange upon which the Company's Common Stock is then traded (including, without limitation, the Nasdaq National Market System).

     For purposes of this Plan, the term "business day" means a day on which there is trading in the Company's Common Stock on the New York Stock Exchange or any other exchange upon which the Company's Common Stock is then traded.

     No employee shall be granted an option which permits his rights to purchase Common Stock under the Plan and any similar plans of the Company or any parent or subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code.

ARTICLE 5 -- EXERCISE OF OPTION

     Each eligible employee who continues to be a participant in the Plan on the third Friday of the last month of a Payment Period shall be deemed to have irrevocably stated his intention to exercise his option on the last business day of such Payment Period and shall be deemed to have purchased from the Company the number of such whole or fractional shares of Common Stock reserved for the purposes of the Plan as his accumulated payroll deductions during such Payment Period will pay for at such option price. If a participant is not an employee on the third Friday of the last month of a Payment Period, he shall not be entitled to exercise his option.

ARTICLE 6 -- AUTHORIZATION FOR ENTERING PLAN

     An employee may enter the Plan by filling out, signing and delivering to the Company's Human Resources Department an Authorization in the form and manner satisfactory to the Company:

          A. stating the whole percentage of Covered Compensation to be deducted regularly from his pay; and

          B. authorizing the purchase of stock for him in each Payment Period in accordance with the terms of the Plan.

     Such Authorization must be received by the Company's Human Resources Department (1) no later than February 28, 1996, in order to be effective for the Payment Period commencing March 1, 1996 and (2) no later than the third Friday of the last month of a Payment Period in order to be effective for any subsequent Payment Period.

     The Company will accumulate and hold for the employee's account the amounts deducted from his pay. No interest will be paid on such amounts.

ARTICLE 7 -- AMOUNT OF PAYROLL DEDUCTIONS

     An employee may authorize payroll deductions in a whole percentage amount not less than 1% but not more than 10% of his Covered Compensation received during the Payment Period.

ARTICLE 8 -- CHANGE IN PAYROLL DEDUCTIONS

     Deductions may be increased or decreased only at the beginning of a Payment Period. A new Authorization will be required and must be received by the Company's Human Resources Department no later than the third Friday of the last month of a Payment Period in order to be effective for the following Payment Period.

ARTICLE 9 -- WITHDRAWAL FROM THE PLAN

     An employee may withdraw from the Plan, in whole but not in part, at any time by delivering an Authorization to the Company's Human Resources Department indicating such employee's intent to withdraw. An employee's contribution rate may be changed effective the first day of March and September. Once each six month period, an employee may reduce his or her contribution rate to 0% and may allow dollars contributed to participate in the allocation or receive a refund prior to the allocation. If such Authorization is received at least five business days prior to the third Friday of the last month of a Payment Period, the Company will promptly refund the entire balance of such employee's deductions accumulated during such period. If an employee's Authorization is received after such date, but before the end of a Payment Period, deductions will be stopped as soon as practicable, and deductions accumulated during such period will be applied to the purchase of stock.

     An employee who withdraws from the Plan is like an employee who has never entered the Plan. To re-enter, such employee must file a new Authorization by the third Friday of the last month of a Payment Period which cannot, however, become effective before the beginning of the next Payment Period following such employee's withdrawal.

ARTICLE 10 -- ESTABLISHMENT OF BROKERAGE ACCOUNT

     By enrolling in the Plan, each participating employee will be deemed to have authorized the establishment of a brokerage account in his name at a securities brokerage firm to be approved by the Compensation Committee of the Board of Directors (the "Committee").

ARTICLE 11 -- ISSUANCE OF STOCK; FRACTIONAL SHARES

     Stock purchased under the Plan will be held in an account in the name of the employee, or if such employee's Authorization so specifies, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, unless prohibited by state law. Certificates will be issued, at the employee's request, only for whole numbers of shares. Fractional interests in shares will be carried forward in an employee's account until such time as they equal one full share, or until the termination of an employee's brokerage account, whereupon an amount equal to the value of such fractional interest shall be paid in cash to the employee.

ARTICLE 12 -- NO TRANSFER OR ASSIGNMENT OF EMPLOYEE'S RIGHTS

     An employee's rights under the Plan are the employee's alone and may not be transferred, assigned to or availed of by any other person other than by will or the laws of descent and distribution. Any option granted to an employee may be exercised during an employee's lifetime only by such employee.

ARTICLE 13 -- TERMINATION OF EMPLOYEE'S RIGHTS

     An employee's rights under the Plan will terminate when such employee ceases to be an employee because of retirement, resignation, discharge, death, change of status, or for any other reason. A withdrawal Authorization will be considered as having been received from the employee on the day his employment ceases, and all payroll deductions not used to purchase stock will be refunded to the employee, or in the event of the employee's death, to his estate.

     If an employee's payroll deductions are interrupted by any legal process, a withdrawal Authorization will be considered as having been received from the employee on the day the interruption occurs.

ARTICLE 14 -- TERMINATION AND AMENDMENTS TO THE PLAN

     The Plan may be terminated at any time by the Committee. It will terminate in any case when all or substantially all of the shares of stock reserved for the purposes of the Plan have been purchased. If at any time shares of stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to their options and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase stock will be refunded.

     The Committee also reserves the right to amend the Plan from time to time in any respect; provided, however, that no amendment shall be effective without prior approval of the stockholders of the Company, which would (a) except as provided in Article 20, increase the number of shares of Common Stock to be offered above or (b) change the class of employees eligible to receive options under the Plan.

ARTICLE 15 -- LIMITATIONS ON SALE OF STOCK PURCHASED UNDER THE PLAN

     The Plan is intended to provide Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses; provided, however, that because of certain federal income tax requirements, each employee will agree by entering the Plan to give the Company prompt notice of any such stock disposed of within (i) two years after the date of grant of the applicable option or (ii) one year after the transfer of such stock to such employee, such notice to show the number of such shares disposed of and an appropriate legend requiring such notice shall be placed on the certificates of Common Stock issued hereunder. The employee assumes the risk of any market fluctuations in the price of such stock.

ARTICLE 16 -- COMPANY'S PAYMENT OF EXPENSES RELATED TO THE PLAN

     The Company will bear all costs of administering and carrying out the Plan.

ARTICLE 17 -- ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Committee. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

ARTICLE 18 -- OPTIONEES NOT STOCKHOLDERS

     Neither the granting of an option to an employee nor the deductions from an employee's pay shall constitute such employee the owner of the shares covered by an option until such shares have been purchased by such employee.

ARTICLE 19 -- APPLICATION OF FUNDS

     The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

ARTICLE 20 -- CHANGES IN CAPITAL

     If the Common Stock of the Company subject to the Plan shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation or other corporate reorganization in which the Company is the surviving corporation, the number and kind of shares subject to this Plan and the option prices shall be appropriately and equitably adjusted so as to maintain the option prices thereof. In the event of a dissolution or liquidation of the Company or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which the Company is not the surviving corporation, or any merger in which the Company is the surviving corporation but the holders of its Common Stock receive securities of another corporation, any outstanding options hereunder shall terminate. The existence of the Plan or options hereunder shall not in any way prevent any transaction described herein and no holder of an option shall have the right to prevent such transaction.

ARTICLE 21 -- APPROVAL OF STOCKHOLDERS

     The Plan shall become effective upon approval of the Company's stockholders.

                                                                       EXHIBIT B

                                ORNDA HEALTHCORP

                      OUTSIDE DIRECTORS STOCK OPTION PLAN

1.  PURPOSE OF THE PLAN.

     The purposes of the Outside Directors Stock Option Plan of OrNda HealthCorp are to promote the long-term success of the Company by creating a long-term mutuality of interests between the Outside Directors and the Company's stockholders and to strengthen the Company's ability to attract, motivate and retain Outside Directors of training, experience and ability, and to encourage the highest level of Outside Directors' performance by providing Outside Directors with a proprietary interest in the Company's financial success and growth.

2.  DEFINITIONS.

     (a) "Board" means the Board of Directors of the Company.

     (b) "Committee" means the Compensation Committee of the Board as shall be appointed by the Board from time to time. The Committee shall consist of two or more members of the Board, none of whom shall be Employees of the Company.

     (c) "Common Stock" means the $.01 par value common stock of the Company.

     (d) "Company" means OrNda HealthCorp, a Delaware corporation.

     (e) "Employee" means any full-time employee of the Company, or of any of its present or future parent or subsidiary corporations.

     (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     (g) "Fair Market Value" means (i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

     (h) "Participant" means each Outside Director.

     (i) "Option" means a stock option that does not satisfy the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended.

     (j) "Outside Director" means a member of the Board who is not an Employee.

     (k) "Plan" means the OrNda Healthcorp Outside Directors Stock Option Plan as set forth herein, as amended from time to time.

3.  SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

     Subject to the provisions of Section 7, the aggregate number of shares of Common Stock that may be issued or transferred pursuant to the exercise of Options under the Plan is 300,000 shares of Common Stock. Such shares may be either authorized but unissued shares or shares issued and thereafter acquired by the Company.

4.  ADMINISTRATION OF THE PLAN.

     (a) The Plan shall be administered by the Committee, which shall have the power to interpret the Plan and, subject to its provisions, to prescribe, amend and rescind rules and to make all other determinations necessary for the Plan's administration.

     (b) All action taken by the Committee in the administration and interpretation of the Plan shall be final and binding upon all parties. No member of the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Option.

5.  ELIGIBILITY

     Only Outside Directors shall be eligible to participate in the Plan. Prior to the termination of the Plan, each Outside Director who is serving in such capacity on the Date of Grant (as hereinafter defined) automatically shall be granted, on the last Friday of January of each year commencing January 1997, an Option to acquire 2,500 shares of Common Stock. Each Outside Director upon initial election to the Board automatically shall be granted an Option to acquire 5,000 shares of Common Stock on the last Friday of the month of such Outside Director's election to the Board provided each Outside Director on the date the Plan was approved by the Board automatically shall be granted an Option to acquire 5,000 shares of Common Stock on such date, such grants on the date the Plan was so approved by the Board being, however, subject to stockholder approval as set forth in Section 10. Initial election to the Board shall mean election to the Board by the Board or by the stockholders of the Company, whichever first occurs. The date on which an Option is granted shall be the "Date of Grant" with respect to such Option. Each Option will be evidenced by a written instrument including terms and conditions consistent with the Plan, as the Committee may determine.

6.  TERMS AND CONDITIONS OF STOCK OPTIONS.

     (a) The purchase price of Common Stock under each Option will be the Fair Market Value of the Common Stock on the Date of Grant. Except as set forth in
Section 6(c), each Option will expire ten years from the Date of Grant.

     (b) An Option granted under the Plan may not be exercised for a period of one year after the Date of Grant. After such period, an Option may be exercised with respect to any or all shares of Common Stock covered thereby during its term as provided hereunder.

     (c) If for any reason during the term of an unexercised and unexpired Option issued hereunder, the Outside Director shall cease to be a voting member of the Board, such Option shall terminate unless exercised prior to the end of the 90 day period following the termination of such Outside Director's status as a voting member of the Board (but in no event later than the expiration of the Option).

     (d) Upon the exercise of an Option, the exercise price will be payable in full (i) in cash; or, (ii) (A) by the assignment and delivery to the Company of shares of Common Stock, owned by the holder of the Option for at least six months, with a Fair Market Value on the relevant exercise date equal to the exercise price, or (B) by a combination of cash and shares. The Outside Director shall be entitled to elect to pay all or a portion of the aggregate purchase price by having shares of Common Stock having a Fair Market Value on the date of exercise equal to the aggregate purchase price withheld by the Company or sold by a broker-dealer under circumstances meeting the requirements of 12 C.F.R. sec.220. No payment by an assignment or withholding of shares will be allowed unless such payments are allowed under applicable requirements of federal and state tax, securities and other laws, rules and regulations and by any regulatory authority having jurisdiction.

7.  ADJUSTMENT PROVISIONS.

     (a) Subject to Section 7(b), if the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, spin-off, sale of all or substantially all the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares provided in Section 3 and Section 5 and (ii) the number and kind of shares or other securities subject to, and the purchase price in, then-outstanding Options.

     (b) Despite the provisions of Section 7(a), upon dissolution, or liquidation of the Company or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon the sale of all or substantially all the assets of the Company, all Options then outstanding under the Plan will be fully vested and the restrictions upon exercise in Section 6(b) will immediately cease, unless provisions are made in connection with such transaction for the continuance of the Plan, the assumption or the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

     (c) Adjustments under Section 7(a) and 7(b) will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustments.

     (d) Notwithstanding anything to the contrary set forth herein, upon the occurrence of a "Change of Control" of the Company, all Options then outstanding under the Plan will be fully vested and the restrictions upon exercise in Sections 6(b) and 7(b) will immediately cease.

     For the purposes of this Section 7(d), a "Change in Control" of the Company shall have occurred if any of the following events shall occur:

          (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (1) the Company, (2) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, or (3) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities;

          (ii) during any period of not more than two consecutive years, not including any period prior to the adoption of this Plan, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i),
     (iii), or (iv) of this Section 7(d)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or
     (B) a merger or consolidation in which no "person" (as hereinabove defined) acquired 50% or more of the combined voting power of the Company's then outstanding securities; or

          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

8.  GENERAL PROVISIONS.

     (a) Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as an Outside Director or affect the right of the Company to terminate the services of any Participant in accordance with the By-Laws.

     (b) No shares of Common Stock will be issued or transferred pursuant to an Option unless and until (i) a registration statement under the Securities Act of 1933, as amended, with respect to such shares, shall be effective if deemed necessary or appropriate by counsel for the Company, (ii) the shares shall have been listed upon each stock exchange on which the shares are listed and (iii) all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the exercise of an Option, the Company may require the Participant to take any reasonable action to meet such requirements.

     (c) The Company may defer making payment or delivery of any benefits hereunder until satisfactory arrangements have been made for the payment of any tax attributable to any amounts payable on shares deliverable hereunder. The Outside Director shall be entitled to elect to pay all or a portion of all taxes arising in connection with the exercise of an Option by electing to (1) have the Company withhold shares of Common Stock, or (2) deliver other shares of Common Stock previously owned by the Outside Director having a Fair Market Value equal to the amount to be withheld; provided, however, that the amount to be withheld shall not exceed the Outside Director's estimated total Federal, State and local tax obligations associated with the transaction. The Fair Market Value of fractional shares remaining after payment of the withholding taxes shall be paid to the Outside Director in cash.

     (d) No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

     (e) No Option and no right under the Plan, contingent or otherwise, will be transferrable or assignable or subject to any encumbrance, pledge or charge of any nature except (i) with the written consent of the Committee, (ii) a transfer or assignment in favor of the Company, or (iii) under such rules and regulations as the Committee may establish pursuant to the terms of the Plan.

     (f) No Option and no right under the Plan, contingent or otherwise, will be transferrable by a Participant other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended (the "Code") or Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder. The designation of a beneficiary by a Participant does not constitute a transfer.

9.  AMENDMENT AND TERMINATION.

     (a) The Board will have the power, in its discretion, to amend, suspend or terminate the Plan at any time, subject to approval of the stockholders of the Company if and to the extent necessary for the continued applicability of Rule 16b-3 under the Exchange Act.

     (b) No amendment, suspension or termination of the Plan will, without the consent of the holder, alter, terminate, impair or adversely affect any right or obligation under any Option previously granted under the Plan.

     (c) Notwithstanding the provisions of Section 9(a), the Board may not amend the provisions of the Plan more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

     (d) The Plan is intended to meet the conditions of Rule 16b-3(c)(2)(ii) promulgated under Section 16 of the Exchange Act, and shall be interpreted in a manner consistent with the requirements of such Rule as such Rule may be amended from time to time.

     (e) Notwithstanding anything contained in any other provision of the Plan or any stock option agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the Exchange Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any stock option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such option, execute a conforming amendment in the form prescribed by the Committee to the stock option agreement within such reasonable time as the Committee shall specify in such request.

10.  EFFECTIVE DATE OF PLAN AND DURATION OF PLAN.

     This Plan shall become effective upon its adoption by the Board on November 29, 1995, subject to approval by the stockholders of the Company. Any Options granted prior to stockholder approval shall be subject to receipt of such approval. In the absence of such approval, such Options shall be null and void. Unless the Plan is previously terminated, the Plan will terminate on November 29, 2005, except with respect to Options then outstanding.

                           [LOGO ORNDA HEALTHCORP]

LETTER TO STOCKHOLDERS

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

AND

PROXY STATEMENT

MEETING DATE

JANUARY 19, 1996

                            YOUR VOTE IS IMPORTANT!

                    You are urged to date, sign and promptly
                  return your Proxy in the enclosed envelope.

                                                                     Appendix A


                                ORNDA HEALTHCORP
                          1994 MANAGEMENT EQUITY PLAN


1.       Purpose; Types of Awards; Construction.

         The purpose of the OrNda HealthCorp 1994 Management Equity Plan (the "Plan") is to afford an incentive to executive officers, other key employees and consultants of OrNda HealthCorp (the "Company"), or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, to acquire a proprietary interest in the Company, to continue as employees or consultants, to increase their efforts on behalf of the Company and to promote the success of the Company's business. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

2.       Definitions.

         As used in this Plan, the following words and phrases shall have the meanings indicated:

         (a) "Acceleration Date" shall have the meaning set forth in Section 11.

         (b) "Board" shall mean the Board of Directors of the Company.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (d) "Committee" shall mean the Compensation Committee of the Board or such other committee established by the Board to administer the Plan.

         (e) "Common Stock" shall mean shares of common stock, par value $.01 per share, of the Company.

         (f) "Company" shall mean OrNda HealthCorp, a corporation organized under the laws of the State of Delaware, or any successor corporation.

         (g) "Disability" shall mean a Grantee's inability to perform his duties with the Company or any of its affiliates by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Grantee and acceptable to the Company.

         (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

         (i) "Fair Market Value" per share as of a particular date shall mean
         (i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of

         Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

         (j) "Grantee" shall mean a person who receives a grant of Options, Stock Appreciation Rights or Limited Rights under the Plan.

         (k) "Incentive Stock Option" shall mean any option intended to be, and designated as, an incentive stock option within the meaning of Section 422 of the Code.

         (l) "Insider" shall mean a Grantee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

         (m) "Limited Right" shall mean a limited stock appreciation right granted pursuant to Section 10 which, in general, may be exercised for cash following an Acceleration Date.

         (n) "Option" or "Options" shall mean a grant to a Grantee of an option or options to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan shall constitute either Incentive Stock Options or Non-qualified Stock Options.

         (o) "Option Agreement" shall mean an agreement entered into between the Company and a Grantee in connection with a grant under the Plan.

         (p) "Option Price" shall mean the exercise price of the shares of Common Stock covered by an Option.

         (q) "Parent" shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

         (r) "Plan" means this OrNda HealthCorp 1994 Management Equity Plan, as amended from time to time.

         (s) "Rule 16b-3" shall mean Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under
         Section 16 of the Exchange Act, including any successor to such Rule.

         (t) "Stock Appreciation Right" shall mean the right, granted to a Grantee under Section 9, to be paid an amount measured by the appreciation in the Fair Market Value of Common Stock from the date of grant to the date of exercise of the right, with payment to be made in cash or Common Stock as specified in the award or determined by the Committee.

         (u) "Subsidiary" shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an Option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

         (v) "Ten Percent Stockholder" shall mean a Grantee who, at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.       Administration.

         The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options, Stock Appreciation Rights and Limited Rights; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine which Options (if any) shall be accompanied by Limited Rights; to determine the purchase price of the shares of Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all Grantees of any awards under this Plan.

         The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

         No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

4.       Eligibility.

         Awards may be granted to executive officers and other key employees and consultants of the Company or its Subsidiaries, including officers and directors who are employees, except as proscribed by the Exchange Act or the Code. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

5.       Stock

         The maximum number of shares of Common Stock reserved for the grant of awards under the Plan shall be 3,550,000 subject to adjustment as provided in
Section 11 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company. The maximum number of shares with respect to which awards may be granted during any calendar year to any individual shall be 1,500,000.

         If any outstanding award under the Plan should, for any reason expire, be cancelled or be forfeited (other than in connection with the exercise of a Stock Appreciation Right or Limited Right), without having been exercised in full, the shares of Common Stock allocable to the unexercised, cancelled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.

6.       Terms and Conditions of Options.

         Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve. Each Option shall be subject to the following terms and conditions, except to the extent otherwise specifically provided in such Option Agreement:

         (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

         (b) Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

         (c) Option Price. Each Option Agreement shall state the Option Price, which, in the case of an Incentive Stock Option, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock covered by the Option on the date of grant. The Option Price shall be subject to adjustment as provided in Section 11 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

         (d) Medium and Time of Payment. The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and Common Stock or in such other manner as the Committee shall determine including a cashless exercise procedure through a broker-dealer.

         (e) Term and Exercisability of Options. Each Option Agreement shall provide the exercise schedule for the Option as determined by the
         Committee, provided, that, the Committee shall have the authority   to
         accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period will be ten (10) years from the date of the grant of the Option unless otherwise determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(f) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Stock with respect to which the Option is being exercised.

         (f) Termination. Except as provided in this Section 6(f), an Option may not be exercised unless the Grantee is then in the employ of or maintaining a consultant relationship with the Company or a Subsidiary thereof (or a company or a Parent or Subsidiary company of such company issuing or assuming the Option in a transaction to which
         Section 424(a) of the Code applies), and unless the Grantee has remained continuously so employed or in the consultant relationship since the date of grant of the Option. In the event that the employment or consultant relationship of a Grantee shall terminate, all Options of such Grantee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within thirty (30) days after the date of such termination (or such longer period as the Committee shall prescribe) and all Options that are nonexercisable at the time of such termination shall terminate at such time.

         (g) Other Provisions. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine.

7.       Nonqualifed Stock Options.

         Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof.

8.       Incentive Stock Options

         Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in
Section 6 hereof.

         (a) Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of any subsidiary become exercisable for the first time by any Grantee during any calendar year shall not exceed $100,000.

         (b) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

9.       Stock Appreciation Rights.

         The Committee shall have authority to grant a Stock Appreciation Right to the Grantee of any Option under the Plan with respect to all or some of the shares of Common Stock covered by such related Option. A Stock Appreciation Right shall, except as provided in this Section 9, be subject to the same terms and conditions as the related Option. Each Stock Appreciation Right granted pursuant to the Plan shall be evidenced by a written Agreement between the Company and the Grantee in such form as the Committee shall time to time approve.

         (a) Time of Grant. A Stock Appreciation Right may be granted either at the time of grant, or at any time thereafter during the term of the Option; provided, however that Stock Appreciation Rights related to Incentive Stock Options may only be granted at the time of grant of the related Option.

         (b) Payment. A Stock Appreciation Right shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to Section 9(d).

         (c) Exercise. A Stock Appreciation Right shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Common Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

         (d) Amount Payable. Upon the exercise of a Stock Appreciation Right, the Optionee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right over the Option Price under the related Option, by (ii) the number of shares of Common Stock as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit at the time it is granted.

         (e) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right, the related Option shall be canceled to the extent of the number of shares of Common Stock as to which the Stock Appreciation Right is exercised and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be cancelled to the extent of the number of shares of Common Stock as to which the Option is exercised or surrendered.

         (f) Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Option Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreements to the Grantee.

         (g) Form of Payment. Payment of the amount determined under Section 9(d), may be made solely in whole shares of Common Stock in a number determined based upon their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Common Stock as the Committee deems advisable. If the Committee decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash. Notwithstanding the foregoing, to the extent required by Rule 16b-3 no payment in the form of cash may be made upon the exercise of a Stock Appreciation Right pursuant to Section 9(d) to an Insider, unless the exercise of such Stock Appreciation Right is made during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company's quarterly or annual statements of earnings.

10.      Limited Stock Appreciation Rights.

         The Committee shall have authority to grant a Limited Right to the Grantee of any Option under the Plan with respect to all or some of the shares of Common Stock covered by such related Option. Each Limited Right granted pursuant to the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve.

         (a) Time of Grant. A Limited Right granted in tandem with a Nonqualified Stock Option may be granted either at the time of grant of the related Option or any time thereafter during its term. A Limited Right granted in tandem with an Incentive Stock Option may only be granted at the time of grant of the related Option.

         (b) Exercise. A Limited Right may be exercised only during the ninety-day period beginning on an Acceleration Date. Each Limited Right shall be exercisable only if, and to the extent that, the related Option is exercisable and, in the case of a Limited Right granted in tandem with an Incentive Stock Option, only when the Fair Market Value per share of Common Stock exceeds the Option Price per share. Notwithstanding the provisions of the two immediately preceding sentences, a Limited Right granted to a Grantee who is an Insider must be (i) held by the Insider for at least six (6) months from the date of grant of the Limited Right before it becomes exercisable and (ii) automatically paid out in cash to the Insider on an Acceleration Date (provided such six (6) month holding period requirement has been met).

         (c) Amount Payable. Upon the exercise of a Limited Right, the Grantee thereof shall receive in cash whichever of the following amounts is applicable:

                 (i) in the case of the realization of Limited Rights by reason of an acquisition of Common Stock described in Section 11
                 (b)(i) below, an amount equal to the Acquisition Spread as defined in Section 10(d)(ii) hereof; or

                 (ii) in the case of the realization of Limited Rights by reason of shareholder approval of an agreement or plan described in Section 11 (b)(ii) below, an amount equal to the Merger Spread as defined in Section 10(d)(iv) hereof; or

                 (iii) in the case of the realization of Limited Rights by reason of the change in composition of the Board described in
                 Section 11(b)(iii) or shareholder approval of a plan or agreement described in Section 11 (b)(iv) below, an amount equal to the Spread as defined in Section 10(d)(v) hereof.

                 Notwithstanding the foregoing provisions of this Section 10(c), in the case of a Limited Right granted in respect of an Incentive Stock Option, the Grantee may not receive an amount in excess of the maximum amount that will enable such option to continue to qualify as an Incentive Stock Option.

         (d) Determination of Amounts Payable. The amounts to be paid to a Grantee pursuant to Section 10(c) shall be determined as follows:

                 (i) The term "Acquisition Price per Share" as used herein shall mean, with respect to the exercise of any Limited Right by reason of an acquisition of Common Stock described in
                 Section 12(b)(i) below, the greatest of (A) the highest price per share shown on the Statement of Schedule 13D or amendment thereto filed by the holder of 50% or more of the voting power of the Company that gives rise to the exercise of such Limited Right, (B) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right, or
                 (C) the highest Fair Market Value per share of Common Stock during the ninety-day period ending on the date the Limited Right is exercised.

                 (ii) The term "Acquisition Spread" as used herein shall mean an amount equal to the product computed by multiplying (A) the excess of (1) the Acquisition Price per Share over (2) the Option Price per share of Common Stock at which the Related LSAR Option is exercisable, by (B) the number of shares of Common Stock with respect to which such Limited Right is being exercised.

                 (iii) The term "Merger Price per Share" as used herein shall mean, with respect to the exercise of any Limited Right by reason of shareholder approval of an agreement described in
                 Section 11(b)(ii) below, the greater of (A) the fixed or formula price for the acquisition of shares of Common Stock specified in such agreement, if such fixed or formula price is determinable on the date on which such Limited Right is exercised, (B) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right, or (C) the highest Fair Market Value per share of Common Stock during the ninety-day period ending on the date on which such Limited Right is exercised.

                 (iv) The term "Merger Spread' as used herein shall mean an amount equal to the product computed by multiplying (A) the excess of (1) the Market Price per Share over (2) the Option Price per share of Common Stock at which the related Option is exercisable, by (B) the number of shares of Common Stock with respect to which such Limited Right is being exercised.

                 (v) The term "Spread" as used herein shall mean, with respect to the exercise of any Limited Right by reason of a change in the composition of the Board described in Section 11(b)(iii) or shareholder approval of a plan or agreement described in
                 Section 11(b)(iv) below, an amount equal to the product computed by multiplying (i) the excess of (A) the greater of
                 (1) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right or (2) the highest Fair Market Value per share of Common Stock during the ninety-day period ending on the date the Limited Right is exercised over (B) the Option Price per share of Common Stock at which the related Option is exercisable, by (ii) the number of shares of Common Stock with respect to which the Limited Right is being exercised.

         (e) Treatment of Related Options and Limited Rights Upon Exercise. Upon the exercise of a Limited Right, the related Option shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such Limited Right is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of further awards pursuant to this Plan. Upon the exercise or termination of a related Option, the Limited Right with respect to such related Option shall terminate to the extent of the shares of Common Stock with respect to which the related Option was exercised or terminated.

         (f) Method of Exercise. To exercise a Limited Right, the Grantee shall (i) deliver written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Limited Right is being exercised, and (ii) if requested by the Committee, deliver the Agreement evidencing the Limited Rights being exercised and, if applicable, the Option Agreement evidencing the related Option to the Secretary of the Company, who shall endorse thereon a notation of such exercise and return such Agreements to the Grantee. The date of exercise of a Limited Right that is validly exercised shall be deemed to be the date on which there shall have been delivered the instruments referred to in the first sentence of this paragraph (f).

11.       Effect of Certain Changes.

         (a) In the event of any extraordinary dividend, stock dividend, recapitalization, reclassification, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the number of shares of Common Stock available for awards, the number of such shares covered by outstanding awards, and the price per share of Options or the applicable market value of Stock Appreciation Rights or Limited Rights shall be equitably adjusted by the Committee to reflect such event and preserve the value of such awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

         (b) If, while any awards remain outstanding under the Plan, any of the following events shall occur (which events shall constitute a "Change in Control of the Company")--

                 (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (1) the Company, (2) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, or (3) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities;

                 (ii) during any period of not more than two consecutive years, not including any period prior to the adoption of this Plan, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or
                 (iv) of this Section 11(b)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                 (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation in which no "person" (as hereinabove defined) acquired 50% or more of the combined voting power of the Company's then outstanding securities; or

                 (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect)--

         then from and after the date on which any such Change in Control shall have occurred (the "Acceleration Date"), the award covered by such Agreement shall be exercisable or otherwise nonforfeitable in full, whether or not otherwise exercisable or forfeitable.

         (c) In the event of a change in the Common Stock of the Company as presently constituted that is limited to a change of all of its authorized shares of Common Stock into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

12.      Period During Which Awards May Be Granted.

         Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board.

13.      Nontransferability of Awards.

         Awards granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and awards may be exercised or otherwise realized, during the lifetime of the Grantee, only by the Grantee or by his guardian or legal representative.

14.      Approval of Shareholders.

         The Plan shall take effect upon its adoption by the Board but the Plan (and any grants of awards made prior to the shareholder approval mentioned herein) shall be subject to the approval of the holder(s) of a majority of the issued and outstanding shares of voting securities of the Company entitled to vote, which approval must occur within twelve months of the date the Plan is adopted by the Board.

15.      Agreement by Grantee Regarding Withholding Taxes.

         If the Committee shall so require, as a condition of exercise of an Option, Stock Appreciation Right or Limited Right (each a "Tax Event"), each Grantee shall agree that no later than the date of the Tax Event, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that a Grantee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the Grantee. The withholding obligation may be satisfied by the withholding or delivery of Common Stock.

16.      Amendment and Termination of the Plan.

         The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that an amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Section 11(a) hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted without the written consent of the Grantee.

17.      Rights as a Shareholder.

         A Grantee or a transferee of an award shall have no rights as a shareholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 11(a) hereof.

18.      No Rights to Employment.

         Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of, or in a consultant relationship with, the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Grantee's employment. Awards granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues to be employed by, or in a consultant relationship with, the Company or any Subsidiary.

19.      Beneficiary.

         A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee's estate shall be deemed to be the Grantee's beneficiary.

20.       Governing Law.

         The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York.

21.      Effective Date and Duration of the Plan.

         This Plan shall be effective as of the date it is ratified by the shareholders of the Company, and shall terminate on the later of (a) the tenth anniversary of such date or (b) the last expiration of awards granted hereunder.

                                                                     Appendix B


                                    PROXY

                               OrNda HealthCorp
                             3401 West End Avenue
                          Nashville, Tennessee 37203

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of OrNda HealthCorp, a Delaware corporation (the "Company"), to be held at The Hotel Inter-Continental, 111 East 48th Street, New York, New York, on Friday, January 19, 1996, beginning at 9:00 a.m., local time, and the Proxy Statement in connection therewith (the "Proxy Statement") and (2) appoints Charles N. Martin, Jr., Keith B. Pitts and Ronald P. Soltman as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designed below, all the shares of Common Stock of the Company held of record by the undersigned on November 30, 1995, at the Annual Meeting of Stockholders to be held on January 19, 1996 or any adjournment thereof.

1.  ELECTION OF CLASS III DIRECTORS (to vote, see reverse side)
    (A vote FOR all nominees in Item 1 is recommended by the Board of Directors)

        Peter A. Joseph, Angus C. Littlejohn, Jr., Charles N. Martin, Jr. and John J. O'Shaughnessy

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND 4, EXCEPT WITH RESPECT TO BROKER NON-VOTES.

                                                               SEE REVERSE SIDE

/X/ Please mark your votes as in this example.

1.  Election of Class III Directors (see reverse side)

          /  /  FOR                /  /  WITHHOLD AUTHORITY

(Instructions: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided immediately below.)

______________________________________________________________________________

2. PROPOSAL TO APPROVE THE ORNDA HEALTHCORP EMPLOYEE STOCK PURCHASE PLAN. (A vote FOR Item 2 is recommended by the Board of Directors)

          /  /  FOR           /  /  AGAINST          /  /  ABSTAIN

3. PROPOSAL TO APPROVE AN AMENDMENT TO THE ORNDA HEALTHCORP 1994 MANAGEMENT EQUITY PLAN.
    (A vote FOR Item 3 is recommended by the Board of Directors)

          /  /  FOR           /  /  AGAINST          /  /  ABSTAIN

4.  PROPOSAL TO APPROVE THE ORNDA HEALTHCORP OUTSIDE DIRECTORS STOCK OPTION
    PLAN.
    (A vote FOR Item 4 is recommended by the Board of Directors)

          /  /  FOR           /  /  AGAINST          /  /  ABSTAIN

In their discretion, the Proxies are authorized to vote upon any other matter as may properly come before the meeting.

The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

If more than one of the proxies named shall be present in person or by substitute at the meeting or at the adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

                                DATE __________________________________________

                                (Signature) ___________________________________

                                DATE __________________________________________

                                (Signature if held jointly) ___________________

                                Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

              PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
        PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.